UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08085

Exact name of registrant as specified in charter:	Strategic Partners Mutual Funds, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2008

Date of reporting period:	10/31/2008

Item 1 – Reports to Stockholders

OCTOBER 31, 2008	ANNUAL REPORT

Dryden Mid Cap Value Fund

FUND TYPE

Small/Mid-cap stock

OBJECTIVE

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden Mid Cap Value Fund informative and useful. Because market volatility climbed sharply in 2008, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Mid Cap Value Fund

Dryden Mid Cap Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Mid Cap Value Fund is to seek capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.58%; Class B, 2.28%; Class C, 2.28%; Class L, 1.78%; Class M, 1.67%; Class X, 1.48%; Class Z, 1.28%. Net operating expenses apply to: Class A, 1.53%; Class B, 2.28%; Class C, 2.28%; Class L, 1.78%; Class M, 1.67%; Class X, 1.48%; Class Z, 1.28%, after contractual reduction through 2/28/2010.

Cumulative Total Returns as of 10/31/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A2	–36.25%	N/A	N/A	–6.31% (4/12/04)
Class B3	–36.77	N/A	N/A	–9.59 (4/12/04)
Class C	–36.74	2.47%	69.74%	—
Class L2	–36.41	5.07	78.28	—
Class M3	–36.10	3.40	71.27	—
Class X	–36.07	5.29	74.09	—
Class Z	–36.08	N/A	N/A	–24.46 (11/28/05)
Russell Midcap Value Index[4]	–38.83	15.75	74.79	*
Russell Midcap Index[5]	–40.67	9.09	61.97	**
S&P MidCap 400 Index[6]	–36.46	10.17	91.38	***
Lipper Mid-Cap Value Funds Avg.[7]	–39.25	7.28	83.85	****

Average Annual Total Returns[8] as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A2	–22.85%	N/A	N/A	2.70% (4/12/04)
Class B3	–22.05	N/A	N/A	3.10 (4/12/04)
Class C	–19.61	7.01%	8.26%	—
Class L2	–23.21	6.29	8.14	—
Class M3	–22.12	6.94	8.31	—
Class X	–22.00	7.24	8.50	—
Class Z	–18.09	N/A	N/A	–1.39 (11/28/05)
Russell Midcap Value Index[4]	–20.50	9.97	9.19	*
Russell Midcap Index[5]	–22.36	8.62	8.34	**
S&P MidCap 400 Index[6]	–16.68	8.65	10.29	***
Lipper Mid-Cap Value Funds Avg.[7]	–22.32	7.71	9.38	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are exchangeable only with Class L, Class M, and Class X shares, respectively, offered by the other JennisonDryden Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

3Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

4The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

5The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

6The Standard & Poor’s MidCap 400 Stock Index (S&P MidCap 400 Index) is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed.

7Funds in the Lipper Mid-Cap Value Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the companies in the S&P MidCap 400 Index.

8The average annual total returns take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

*Russell Midcap Value Index Closest Month-End to Inception cumulative total returns as of 10/31/08 are 2.36% for Class A and Class B; and –21.86% for Class Z. Russell Midcap Value Index Closest Month-End to Inception average annual total returns as of 9/30/08 are 6.46% for Class A and Class B; and 0.41% for Class Z.

Dryden Mid Cap Value Fund	3

Your Fund’s Performance (continued)

**Russell Midcap Index Closest Month-End to Inception cumulative total returns as of 10/31/08 are –2.01% for Class A and Class B; and –23.14% for Class Z. Russell Midcap Index Closest Month-End to Inception average annual total returns as of 9/30/08 are 5.31% for Class A and Class B; and –0.36% for Class Z.

***S&P MidCap 400 Index Closest Month-End to Inception cumulative total returns as of 10/31/08 are –0.35% for Class A and Class B; and –19.60% for Class Z. S&P MidCap 400 Index Closest Month-End to Inception average annual total returns as of 9/30/08 are 5.52% for Class A and Class B; and 0.96% for Class Z.

****Lipper Mid-Cap Value Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/08 are –5.30% for Class A and Class B; and –23.77% for Class Z. Lipper Mid-Cap Value Funds Average Closest Month-End to Inception average annual total returns as of 9/30/08 are 4.13% for Class A and Class B; and –1.15% for Class Z.

Investors cannot invest directly in an index. The returns for the Russell Midcap Value Index, the Russell Midcap Index, and the S&P MidCap 400 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/08
PG&E Corp., Multi-Utilities	1.5%
Consolidated Edison, Inc., Multi-Utilities	1.5
iShares Russell Midcap Value Index Fund, Exchange Traded Fund	1.5
Edison International, Electric Utilities	1.3
Progress Energy, Inc., Electric Utilities	1.3

Holdings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Mid Cap Value Fund Class A shares declined 36.25% for the 12 months ended October 31, 2008, which was less than the 38.83% decline of the Russell Midcap® Value Index (the Index) and the 39.25% decline of the Lipper Mid-Cap Value Funds Average.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) manages the Fund, which invests in a diversified portfolio of stocks that are out of favor and inexpensive based on price-to-earnings ratios and other value measures. Historically, value stocks have outperformed broad stock market averages. Constraints are placed on the portfolio with regard to sector, industry, and individual security weighting to reduce risk relative to the Index.

What were conditions like in the U.S. stock market?

The environment for investing in stocks deteriorated as rapidly rising delinquencies and foreclosures on subprime mortgages in the United States caused commercial banks, Wall Street firms, and savings and loan institutions to take huge write-downs and losses related to risky home loans. Banks grew increasingly reluctant to lend to each other, to businesses, and to consumers. Concern that the credit crisis would harm the broader U.S. economy had prompted the Federal Reserve (the Fed) to lower short-term interest rates twice shortly before the reporting period began. During the reporting period, the Fed tried to stimulate growth and calm financial markets by repeatedly cutting its target for the federal funds rate on overnight loans between banks, lowering the key rate from 4.50% to 1.00%. Yet a government report showed the U.S. economy contracted during the July–September 2008 period as consumer spending declined for the first time in 17 years.

The Fed also took unusual steps to support the nation’s financial system. For example, the Fed facilitated the hurried purchase of Bear Stearns Cos. at a deep discount by J.P. Morgan Chase & Co. as the former neared collapse in March 2008. Indeed, the era of large, independent Wall Street investment banks came to an end in September 2008. Bank of America agreed to purchase Merrill Lynch & Co., and Barclays Capital purchased some of Lehman Brothers Holdings Inc.’s North American businesses after it declared bankruptcy. The Fed allowed Morgan Stanley and Goldman Sachs Group, Inc. to become traditional bank holding companies.

During September 2008, the Treasury Department initially proposed a $700 billion bailout plan to purchase distressed mortgage-related assets from some financial institutions to free up banks to resume normal lending. A revised version of the plan

Dryden Mid Cap Value Fund	5

Strategy and Performance Overview (continued)

that also called for injecting capital into the banking sector was signed into law in October 2008. (The plan continued to be revised.)

In this difficult environment, stocks of small, medium, and large companies posted hefty double-digit losses in both the value and growth style of investing for the reporting period, according to the Russell family of U.S. stock market indexes. However, value shares declined slightly less than growth shares across every U.S. market capitalization.

How did mid-cap value stocks perform by sectors?

All ten sectors of the Index ended the reporting period with large double-digit losses. Six of them—consumer staples, healthcare, utilities, energy, materials, and industrials—declined less than the Index. The energy sector initially performed well, as the price of crude oil soared above $140 per barrel in July. But the energy sector declined as a deteriorating outlook for global economic growth sent commodities prices tumbling, including crude oil, which ended the reporting period at about $67 per barrel. The remaining four sectors—financials, telecommunications services, information technology, and consumer discretionary—declined more than the Index, with the latter three down more than 50% at the end of the reporting period.

What market sectors and specific stocks detracted most from the Fund’s performance?

Weak relative results in the consumer staples and industrial sectors were the primary detractors from the Fund’s performance. Not holding UST, a distributor of smokeless tobacco, was the single largest detractor. The price of UST shares increased 27% during the reporting period after Altria offered to acquire UST for $70 a share.

Compared to the Index, the Fund had overweight exposures to shares of Coca-Cola Enterprises, a soft-drink distributor, and Constellation Brands, a distributor of wine and spirits. These positions also penalized performance, as the stocks declined 61% and 50%, respectively, during the period. Earnings of both companies are being hurt by falling demand and other competitive pressures.

In the industrials sector, not holding CSX Corp (+3%) hurt the Fund’s performance. Similar to other rail stocks, CSX earnings benefited from the strong commodity cycle during the reporting period.

What market sectors and specific stocks contributed most to the Fund’s performance?

The primary driver of performance was a combination of the Fund’s overweight exposures in the utilities and energy sectors compared with the Index and generally strong stock selection, most notably within the consumer discretionary sector.

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In the utilities sector, the Fund’s overweight holdings in Consolidated Edison (down only 3% for the year ended October 31, 2008), PG&E (–22%), and Puget Energy (–14%) benefited performance relative to the Index. In addition, not holding shares of two independent power producers, Reliant Energy and Dynegy, aided the Fund’s relative performance as their stock prices declined 81% and 60%, respectively, over the period. Stocks of independent power producers were pummeled not only by plunging commodity prices but also by the ongoing crisis in the financials sector, which has increased the earnings volatility of these companies.

Strong stock selection in consumer discretionary also helped the Fund’s relative performance. An underweight exposure to Ford Motor Co., a heavily weighted stock in the benchmark that plunged 75% during the reporting period, was the single largest contributor to the Fund’s performance in this sector. Overweight positions in Ross Stores (+22%) and Advance Auto Parts (–8%) also aided the Fund’s performance. Ross’ off-price business model, combined with its strong balance sheet, is helping the company weather the difficult economic environment. Finally, not holding R.H. Donnelley (–98%) and Idearc (–99%), two publishers of yellow pages, helped the Fund. Advertising sales for these companies have been declining at an accelerating pace.

Despite the dramatic fall in the price of oil, an overweight exposure and good stock selection within the energy sector contributed to the Fund’s relative performance, as the Fund pulled out of two strong names—Walter Industries and Forest Oil—before oil prices plummeted. Walter Industries, a leading producer of coal and natural gas whose stock price more than doubled over the reporting period, benefited from favorable supply/demand fundamentals in its resource businesses, especially coal. The Fund’s sale of shares of Forest Oil, whose earnings are sensitive to oil and gas prices, was also timely, given the recent collapse in commodity prices and production levels.

Dryden Mid Cap Value Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2008, at the beginning of the period, and held through the six-month period ended October 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Mid-Cap Value Fund		Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$685.60	1.50%	$6.36
	Hypothetical	$1,000.00	$1,017.60	1.50%	$7.61

Class B	Actual	$1,000.00	$683.00	2.25%	$9.52
	Hypothetical	$1,000.00	$1,013.83	2.25%	$11.39

Class C	Actual	$1,000.00	$683.30	2.25%	$9.52
	Hypothetical	$1,000.00	$1,013.83	2.25%	$11.39

Class L	Actual	$1,000.00	$684.90	1.75%	$7.41
	Hypothetical	$1,000.00	$1,016.34	1.75%	$8.87

Class M	Actual	$1,000.00	$689.70	0.97%	$4.12
	Hypothetical	$1,000.00	$1,020.26	0.97%	$4.93

Class X	Actual	$1,000.00	$687.20	1.50%	$6.36
	Hypothetical	$1,000.00	$1,017.60	1.50%	$7.61

Class Z	Actual	$1,000.00	$686.70	1.25%	$6.36
	Hypothetical	$1,000.00	$1,018.85	1.25%	$6.34

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Dryden Mid Cap Value Fund	9

Portfolio of Investments

October 31, 2008

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS 99.3%

COMMON STOCKS
Aerospace & Defense 0.4%
L-3 Communications Holdings, Inc.	6,700	$543,839

Airlines 1.2%
Continental Airlines, Inc. (Class B Stock)*	27,300	516,516
Southwest Airlines Co.	87,000	1,024,860

		1,541,376

Auto Components 0.8%
Autoliv, Inc. (Sweden)	19,200	410,112
BorgWarner, Inc.	15,700	352,779
TRW Automotive Holdings Corp.*	35,200	222,464

		985,355

Automobiles 0.2%
Harley-Davidson, Inc.	9,800	239,904
Thor Industries, Inc.(a)	2,600	46,540

		286,444

Beverages 2.6%
Coca-Cola Enterprises, Inc.	80,300	807,015
Constellation Brands, Inc. (Class A Stock)*	65,000	815,100
Pepsi Bottling Group, Inc.	38,100	880,872
PepsiAmericas, Inc.	43,400	821,562

		3,324,549

Building Products 0.4%
Masco Corp.	56,400	572,460

Chemicals 3.1%
Ashland, Inc.	14,100	318,519
Celanese Corp. (Class A Stock)	24,400	338,184
Eastman Chemical Co.(a)	22,500	908,775
Lubrizol Corp. (The)(a)	6,000	225,480
PPG Industries, Inc.	28,500	1,413,030
Scotts Miracle-Gro Co. (The) (Class A Stock)	15,600	407,472
Valspar Corp. (The)(a)	19,800	404,910

		4,016,370

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	11

Portfolio of Investments

October 31, 2008 continued

	Shares	Value (Note 2)

COMMON STOCKS (Continued)
Commercial Banks 6.1%
Associated Banc-Corp.	38,200	$842,692
Bank of Hawaii Corp.(a)	9,700	491,887
City National Corp.	15,600	835,068
Comerica, Inc.	21,800	601,462
Commerce Bancshares, Inc.	15,330	724,803
Fifth Third Bancorp(a)	68,600	744,310
Fulton Financial Corp.(a)	45,500	477,750
M&T Bank Corp.(a)	11,100	900,210
Synovus Financial Corp.(a)	51,600	533,028
TCF Financial Corp.	36,300	643,962
Wilmington Trust Corp.	14,300	412,698
Zions Bancorp	17,000	647,870

		7,855,740

Commercial Services & Supplies 2.4%
Avery Dennison Corp.	23,400	819,468
Cintas Corp.	34,000	805,800
HNI Corp.	22,400	410,368
Pitney Bowes, Inc.	18,400	455,952
RR Donnelley & Sons Co.(a)	40,400	669,428

		3,161,016

Computers & Peripherals 1.6%
Lexmark International, Inc. (Class A Stock)*(a)	32,900	849,807
Seagate Technology (Cayman Islands)	69,000	467,130
Sun Microsystems, Inc.*(a)	51,500	236,900
Western Digital Corp.*	27,800	458,700

		2,012,537

Consumer Finance 0.6%
Discover Financial Services	63,800	781,550

Containers & Packaging 1.6%
Bemis Co., Inc.(a)	25,500	633,420
Pactiv Corp.*(a)	26,200	617,272
Sealed Air Corp.	16,600	280,872
Sonoco Products Co.	22,900	576,622

		2,108,186

See Notes to Financial Statements.

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	Shares	Value (Note 2)

COMMON STOCKS (Continued)
Diversified Telecommunication Services 1.7%
CenturyTel, Inc.	32,600	$818,586
Embarq Corp.(a)	30,100	903,000
Windstream Corp.(a)	64,300	482,893

		2,204,479

Electric Utilities 6.1%
American Electric Power Co., Inc.	49,300	1,608,659
DPL, Inc.(a)	17,600	401,456
Duke Energy Corp.	23,300	381,654
Edison International	46,300	1,647,817
Great Plains Energy, Inc.	31,600	614,304
Pepco Holdings, Inc.	39,800	821,870
Pinnacle West Capital Corp.	25,800	816,570
Progress Energy, Inc.	41,500	1,633,855

		7,926,185

Electronic Equipment & Instruments 2.5%
Arrow Electronics, Inc.*	28,800	502,560
Avnet, Inc.*	44,100	738,234
Hubbell, Inc. (Class B Stock)	13,000	466,310
Ingram Micro, Inc. (Class A Stock)*	47,000	626,510
Jabil Circuit, Inc.	46,700	392,747
Tech Data Corp.*	12,000	257,400
Vishay Intertechnology, Inc.*(a)	61,700	265,927

		3,249,688

Energy Equipment & Services 2.7%
BJ Services Co.	35,200	452,320
Nabors Industries Ltd. (Bermuda)*	24,800	356,624
Noble Corp. (Cayman Islands)	5,300	170,713
Oil States International, Inc.*	12,600	291,438
Patterson-UTI Energy, Inc.	33,800	448,526
SEACOR Holdings, Inc.*(a)	9,500	638,115
Tidewater, Inc.(a)	16,100	702,121
Unit Corp.*	11,700	439,218

		3,499,075

Exchange Traded Fund 1.5%
iShares Russell Midcap Value Index Fund	65,900	1,987,544

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	13

Portfolio of Investments

October 31, 2008 continued

	Shares	Value (Note 2)

COMMON STOCKS (Continued)
Food & Staples Retailing 2.3%
Kroger Co. (The)	32,800	$900,688
Safeway, Inc.	67,800	1,442,106
SUPERVALU, Inc.	48,300	687,792

		3,030,586

Food Products 1.1%
Dean Foods Co.*(a)	48,300	1,055,838
Del Monte Foods Co.	61,300	386,803

		1,442,641

Gas Utilities 1.4%
Atmos Energy Corp.	33,300	808,191
ONEOK, Inc.	21,600	689,040
UGI Corp.	11,300	269,731

		1,766,962

Healthcare Equipment & Supplies 1.5%
Hill-Rom Holdings, Inc.(a)	26,200	596,312
Kinetic Concepts, Inc.*	19,200	464,832
Teleflex, Inc.	15,600	826,644

		1,887,788

Healthcare Providers & Services 3.2%
Aetna, Inc.	12,700	315,849
CIGNA Corp.	40,500	660,150
Community Health Systems, Inc.*	12,100	248,050
Coventry Health Care, Inc.*(a)	21,500	283,585
Health Net, Inc.*(a)	18,800	242,144
LifePoint Hospitals, Inc.*(a)	30,700	735,879
Lincare Holdings, Inc.*	23,700	624,495
Omnicare, Inc.	36,700	1,011,819

		4,121,971

Hotels, Restaurants & Leisure 1.5%
Brinker International, Inc.(a)	33,000	306,900
Carnival Corp. (Panama)(a)	10,200	259,080
Darden Restaurants, Inc.	20,800	461,136
International Speedway Corp. (Class A Stock)(a)	17,400	546,186
Royal Caribbean Cruises Ltd.(a)	30,400	412,224

		1,985,526

See Notes to Financial Statements.

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	Shares	Value (Note 2)

COMMON STOCKS (Continued)
Household Durables 4.2%
Black & Decker Corp. (The)(a)	12,400	$627,688
Fortune Brands, Inc.	22,700	865,778
Harman International Industries, Inc.	1,800	33,066
Jarden Corp.*	7,100	126,380
Leggett & Platt, Inc.(a)	26,100	453,096
Mohawk Industries, Inc.*(a)	15,200	735,376
Newell Rubbermaid, Inc.	40,600	558,250
NVR, Inc.*	800	392,168
Stanley Works (The)	16,900	553,306
Toll Brothers, Inc.*	23,800	550,256
Whirlpool Corp.(a)	11,300	527,145

		5,422,509

Industrial Conglomerates 0.5%
Carlisle Cos., Inc.	14,800	344,100
Textron, Inc.	16,000	283,200

		627,300

Insurance 12.0%
Alleghany Corp.*	1,300	366,600
Allied World Assurance Holdings Ltd. (Bermuda)	15,100	484,257
American Financial Group, Inc.	34,200	777,366
Arch Capital Group Ltd. (Bermuda)*	10,300	718,425
AXIS Capital Holdings Ltd. (Bermuda)	21,400	609,472
Cincinnati Financial Corp.	9,500	246,905
CNA Financial Corp.	13,300	206,948
Endurance Specialty Holdings Ltd. (Bermuda)(a)	29,500	892,080
Everest Re Group Ltd. (Bermuda)	10,900	814,230
First American Corp.	27,700	565,357
Hanover Insurance Group, Inc. (The)	10,400	408,200
HCC Insurance Holdings, Inc.(a)	27,600	608,856
Markel Corp.*(a)	1,600	561,344
Mercury General Corp.	15,300	785,961
Nationwide Financial Services, Inc. (Class A Stock)	19,100	903,621
PartnerRe Ltd. (Bermuda)(a)	13,500	913,815
Principal Financial Group, Inc.	18,200	345,618
Progressive Corp. (The)	81,400	1,161,578
Protective Life Corp.	23,800	198,730
RenaissanceRe Holdings Ltd. (Bermuda)	14,300	656,370
StanCorp Financial Group, Inc.	21,700	739,536
Torchmark Corp.	3,100	129,487

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	15

Portfolio of Investments

October 31, 2008 continued

	Shares	Value (Note 2)

COMMON STOCKS (Continued)
Insurance (cont’d.)
Unitrin, Inc.	19,100	$401,100
Unum Group	51,600	812,700
W.R. Berkely Corp.(a)	34,100	895,807
XL Capital Ltd. (Class A Stock) (Bermuda)	44,800	434,560

		15,638,923

Internet Services 1.2%
Affiliated Computer Services, Inc. (Class A Stock)*	13,500	553,500
Computer Sciences Corp.*	33,800	1,019,408

		1,572,908

Machinery 2.2%
Eaton Corp.	18,600	829,560
Oshkosh Corp.	8,400	64,344
PACCAR, Inc.(a)	23,150	676,906
Parker Hannifin Corp.	13,600	527,272
Timken Co.	32,400	514,512
Toro Co. (The)(a)	300	10,092
Trinity Industries, Inc.(a)	15,700	265,016

		2,887,702

Media 1.7%
CBS Corp. (Class B Stock)	96,000	932,160
DISH Network Corp. (Class A Stock)*	13,800	217,212
Gannett Co., Inc.(a)	22,900	251,900
Harte-Hanks, Inc.	41,200	289,224
Meredith Corp.	16,900	327,353
New York Times Co. (The) (Class A Stock)(a)	24,100	241,000

		2,258,849

Metals & Mining 0.9%
Carpenter Technology Corp.	14,100	255,210
Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	8,833	257,040
Reliance Steel & Aluminum Co.	12,900	323,016
Southern Copper Corp.	7,800	113,568
Steel Dynamics, Inc.(a)	19,900	237,208

		1,186,042

Multi-Line Retail 2.1%
Family Dollar Stores, Inc.(a)	29,000	780,390
JC Penney Co., Inc.	33,000	789,360

See Notes to Financial Statements.

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	Shares	Value (Note 2)

COMMON STOCKS (Continued)
Multi-Line Retail (cont’d.)
Kohl’s Corp.*(a)	16,100	$565,593
Macy’s, Inc.	42,900	527,241
Nordstrom, Inc.	6,400	115,776

		2,778,360

Multi-Utilities 9.1%
CenterPoint Energy, Inc.	54,900	632,448
Consolidated Edison, Inc.(a)	45,900	1,988,388
DTE Energy Co.	24,400	861,320
NiSource, Inc.	66,800	865,728
PG&E Corp.	54,600	2,002,182
Puget Energy, Inc.	39,400	923,142
SCANA Corp.	30,500	1,003,755
Sempra Energy	31,800	1,354,362
TECO Energy, Inc.	36,800	424,672
Vectren Corp.	18,000	453,600
Xcel Energy, Inc.(a)	78,200	1,362,244

		11,871,841

Office Electronics 0.3%
Xerox Corp.	52,400	420,248

Oil, Gas & Consumable Fuels 4.4%
Cimarex Energy Co.	23,100	934,626
Frontline Ltd. (Bermuda)(a)	10,100	321,180
Hess Corp.	4,000	240,840
Murphy Oil Corp.	6,000	303,840
Newfield Exploration Co.*	22,700	521,646
Noble Energy, Inc.	23,000	1,191,860
Overseas Shipholding Group, Inc.	11,800	443,444
Plains Exploration & Production Co.*	3,057	86,207
Southern Union Co.	30,600	526,932
St. Mary Land & Exploration Co.	6,600	164,274
Sunoco, Inc.(a)	16,800	512,400
Talisman Energy, Inc. (Canada)	19,800	199,584
Tesoro Corp.(a)	21,700	209,839

		5,656,672

Paper & Forest Products 0.7%
International Paper Co.(a)	53,500	921,270

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	17

Portfolio of Investments

October 31, 2008 continued

	Shares	Value (Note 2)

COMMON STOCKS (Continued)
Personal Products 0.4%
NBTY, Inc.*	21,600	$504,792

Pharmaceuticals 2.4%
Endo Pharmaceuticals Holdings, Inc.*(a)	25,800	477,300
Forest Laboratories, Inc.*	39,300	912,939
King Pharmaceuticals, Inc.*	49,100	431,589
Sepracor, Inc.*	21,400	285,048
Watson Pharmaceuticals, Inc.*(a)	38,200	999,694

		3,106,570

Professional Services 0.3%
Manpower, Inc.	13,800	429,594

Real Estate Investment Trusts 3.1%
Annaly Capital Management, Inc.	33,900	471,210
Boston Properties, Inc.(a)	12,600	893,088
CBL & Associates Properties, Inc.(a)	50,500	466,115
Colonial Properties Trust	16,600	174,964
Hospitality Properties Trust	52,500	532,875
Host Hotels & Resorts, Inc.(a)	90,100	931,634
Mack-Cali Realty Corp.	9,600	218,112
ProLogis	27,000	378,000

		4,065,998

Real Estate Management & Development 0.7%
CB Richard Ellis Group, Inc. (Class A Stock)*(a)	51,500	361,015
Jones Lang LaSalle, Inc.(a)	15,000	493,800

		854,815

Road & Rail 1.1%
Con-Way, Inc.	18,800	639,952
Ryder System, Inc.	18,500	732,970

		1,372,922

Semiconductors & Semiconductor Equipment 0.8%
Lam Research Corp.*	16,200	362,232
National Semiconductor Corp.	20,600	271,302
Novellus Systems, Inc.*	22,500	355,500

		989,034

See Notes to Financial Statements.

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	Shares	Value (Note 2)

COMMON STOCKS (Continued)
Specialty Retail 3.5%
Abercrombie & Fitch Co. (Class A Stock)(a)	8,700	$251,952
Advance Auto Parts, Inc.	14,200	443,040
American Eagle Outfitters, Inc.	18,300	203,496
AnnTaylor Stores Corp.*	3,900	49,023
AutoNation, Inc.*(a)	12,600	86,562
AutoZone, Inc.*	2,400	305,496
Barnes & Noble, Inc.	3,900	73,632
Foot Locker, Inc.	30,300	442,986
Gap, Inc. (The)	46,400	600,416
Limited Brands, Inc.	30,500	365,390
RadioShack Corp.	32,700	413,982
Ross Stores, Inc.(a)	17,100	558,999
Sherwin-Williams Co. (The)	7,100	404,061
TJX Cos., Inc.(a)	7,800	208,728
Williams-Sonoma, Inc.(a)	17,800	147,384

		4,555,147

Textiles, Apparel & Luxury Goods 0.1%
Phillips-Van Heusen Corp.	5,900	144,609

Thrifts & Mortgage Finance 0.5%
Astoria Financial Corp.	13,100	249,162
Washington Federal, Inc.	20,900	368,258

		617,420

Trading Companies & Distributors 0.4%
GATX Corp.	10,900	311,195
WESCO International, Inc.*	10,900	216,692

		527,887

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	8,400	225,540

TOTAL LONG-TERM INVESTMENTS (cost $185,472,967)		128,928,819

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	19

Portfolio of Investments

October 31, 2008 continued

	Shares	Value (Note 2)
SHORT-TERM INVESTMENT 24.7%

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund—Taxable Money Market Series (cost $32,046,655; includes $29,451,240 of cash collateral for securities on loan)(b)(c)	32,046,655	$32,046,655

TOTAL INVESTMENTS 124.0% (cost $217,519,622; Note 5)		160,975,474
Liabilities in excess of other assets (24.0)%		(31,189,486)

NET ASSETS 100.0%		$129,785,988

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $28,867,876; cash collateral of $29,451,240 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (22.7% represents investments purchased with collateral from securities on loan)	24.7%
Insurance	12.0
Multi-Utilities	9.1
Electric Utilities	6.1
Commercial Banks	6.1
Oil, Gas & Consumable Fuels	4.4
Household Durables	4.2
Specialty Retail	3.5
Healthcare Providers & Services	3.2
Real Estate Investment Trusts	3.1
Chemicals	3.1
Energy Equipment & Services	2.7
Beverages	2.6
Electronic Equipment & Instruments	2.5
Commercial Services & Supplies	2.4
Pharmaceuticals	2.4
Food & Staples Retailing	2.3
Machinery	2.2
Multi-Line Retail	2.1
Media	1.7

See Notes to Financial Statements.

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Industry (cont’d.)
Diversified Telecommunication Services	1.7%
Containers & Packaging	1.6
Computers & Peripherals	1.6
Exchange Traded Funds	1.5
Hotels, Restaurants & Leisure	1.5
Healthcare Equipment & Supplies	1.5
Gas Utilities	1.4
Internet Services	1.2
Airlines	1.2
Food Products	1.1
Road & Rail	1.1
Metals & Mining	0.9
Semiconductors & Semiconductor Equipment	0.8
Auto Components	0.8
Paper & Forest Products	0.7
Real Estate Management & Development	0.7
Consumer Finance	0.6
Industrial Conglomerates	0.5
Thrifts & Mortgage Finance	0.5
Building Products	0.4
Aerospace & Defense	0.4
Trading Companies & Distributors	0.4
Personal Products	0.4
Professional Services	0.3
Office Electronics	0.3
Automobiles	0.2
Wireless Telecommunication Services	0.2
Textiles, Apparel & Luxury Goods	0.1

124.0
Liabilities in excess of other assets	(24.0)

100.0%

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	21

Statement of Assets and Liabilities

as of October 31, 2008

Assets
Investments at value, including securities on loan of $28,867,876:
Unaffiliated investments (cost $185,472,967)	$128,928,819
Affiliated investments (cost $32,046,655)	32,046,655
Dividends and interest receivable	220,921
Receivable for Fund shares sold	219,348
Receivable for investments sold	190,225
Prepaid expenses	3,116

Total assets	161,609,084

Liabilities
Payable to broker for collateral for securities on loan	29,451,240
Payable to Class M shareholders	713,842
Payable for Fund shares redeemed	644,132
Payable to broker	419,693
Payable to custodian	218,351
Accrued expenses and other liabilities	162,785
Advisory fee payable	103,732
Distribution fee payable	54,430
Affiliated transfer agent fee payable	30,896
Payable to Class X shareholders	19,232
Deferred directors’ fees	4,763

Total liabilities	31,823,096

Net Assets	$129,785,988

Net assets were comprised of:
Common stock, at $.001 par value	$15,139
Paid-in capital in excess of par	186,047,689

186,062,828
Undistributed net investment income	1,546,953
Accumulated net realized loss on investment transactions	(1,279,645)
Net unrealized depreciation on investments	(56,544,148)

Net assets, October 31, 2008	$129,785,988

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($36,136,530 ÷ 3,983,752 shares of common stock issued and outstanding)	$9.07
Maximum sales charge (5.5% of offering price)	0.53

Offering price per share	$9.60

Class B:
Net asset value, offering and redemption price per share ($16,961,724 ÷ 2,064,577 shares of common stock issued and outstanding)	$8.22

Class C:
Net asset value, offering and redemption price per share ($28,779,772 ÷ 3,509,439 shares of common stock issued and outstanding)	$8.20

Class L:
Net asset value, offering and redemption price per share ($12,521,566 ÷ 1,405,674 shares of common stock issued and outstanding)	$8.91

Class M:
Net asset value, offering and redemption price per share ($20,324,343 ÷ 2,457,324 shares of common stock issued and outstanding)	$8.27

Class X:
Net asset value, offering and redemption price per share ($6,903,477 ÷ 825,042 shares of common stock issued and outstanding)	$8.37

Class Z:
Net asset value, offering and redemption price per share ($8,158,576 ÷ 892,829 shares of common stock issued and outstanding)	$9.14

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	23

Statement of Operations

Year Ended October 31, 2008

Net Investment Income
Investment income
Unaffiliated dividend income (net of foreign withholding taxes of $4,007)	$5,282,764
Affiliated income from securities loaned, net	429,857
Miscellaneous income	73,149
Affiliated dividend income	71,197

Total income	5,856,967

Expenses
Advisory fee	1,922,070
Distribution fees—Class A	124,129
Distribution fees—Class B	283,014
Distribution fees—Class C	486,199
Distribution fees—Class L	106,365
Distribution fees—Class M	166,491
Distribution fees—Class X	22,610
Transfer agent’s fee and expenses (including affiliated expenses of $230,000)	527,000
Registration fees	82,000
Custodian’s fees and expenses	72,000
Reports to shareholders	58,000
Audit fee	41,000
Directors’ fees	16,000
Loan interest expense (Note 7)	1,623
Miscellaneous	16,479

Total expenses	3,924,980

Net investment income	1,931,987

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investments	(846,402)
Net change in unrealized appreciation (depreciation) on investments	(84,857,611)

Net loss on investments	(85,704,013)

Net Decrease In Net Assets Resulting From Operations	$(83,772,026)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$1,931,987	$(19,177)
Net realized gain (loss) on investments transactions	(846,402)	62,242,943
Net change in unrealized appreciation (depreciation) on investments	(84,857,611)	(30,270,234)

Net increase (decrease) in net assets resulting from operations	(83,772,026)	31,953,532

Dividends and Distributions (Note 2)
Dividends from net investment income
Class A	(189,476)	—
Class B	—	—
Class C	—	—
Class L	(31,512)	—
Class M	—	—
Class X	(92,430)	—
Class Z	(78,231)	—

Total dividends	(391,649)	—

Distributions from net realized gains
Class A	(11,309,130)	(4,018,906)
Class B	(8,459,871)	(4,412,263)
Class C	(14,447,216)	(7,318,251)
Class L	(5,905,852)	(3,312,131)
Class M	(14,894,261)	(10,214,178)
Class X	(3,280,759)	(1,782,205)
Class Z	(2,776,295)	(1,066,903)

Total distributions	(61,073,384)	(32,124,837)

Capital Contributions
Class M	52,049	108,878
Class X	1,362	2,354

	53,411	111,232

Fund share transactions (Note 4)
Net proceeds from shares sold	12,570,751	17,548,970
Net asset value of shares issued in reinvestment of dividends and distributions	56,896,231	27,210,201
Cost of shares redeemed	(85,542,769)	(104,920,347)

Decrease in net assets from fund share transactions	(16,075,787)	(60,161,176)

Total decrease in net assets	(161,259,435)	(60,221,249)

Net Assets
Beginning of year	291,045,423	351,266,672

End of year(a)	$129,785,988	$291,045,423

(a) Includes undistributed net investment income of:	$1,546,953	$—

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	25

Notes to Financial Statements

1. Organization

Strategic Partners Mutual Funds, Inc., formerly known as American Skandia Advisor Funds, Inc., (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Company was organized on March 5, 1997, as a Maryland Corporation. The Company operates as a series company and effective April 12, 2004, the name of the Company was changed to Strategic Partners Mutual Funds, Inc. At October 31, 2008, the Company consisted of three diversified investment portfolios (each a “Fund” and collectively the “Funds”). The information presented in these financial statements pertains to Dryden Mid Cap Value Fund (the “Fund”). The investment objective of the Fund is capital growth by investing primarily in common stocks of medium capitalization companies.

2. Significant Accounting Policies

The following accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Company and the Fund in the preparation of their financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable

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market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value. As of October 31, 2008, there were no securities valued in accordance with such procedure.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign Currency Translation: Fund securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based on the current rates of exchange. Purchases and sales of Fund securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. Gains and losses resulting from changes in exchange rates applicable to long-term foreign securities are not reported separately from gains and losses arising from movements in securities prices. Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Fund securities, resulting from changes in exchange rates.

Securities Lending: The Funds may lend their portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market. The Funds recognize income, net of any rebate and securities

Dryden Mid Cap Value Fund	27

Notes to Financial Statements

continued

lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Funds also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Fund’s Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Fund’s Securities Lending Agent utilized collateral held on behalf of the Fund for securities out on loan to compensate the Fund for the failure of Lehman to return the securities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. Dividends, if any, from net investment income are declared and paid at least annually. These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America.

Net realized gains from investment transactions, if any, are distributed at least annually. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to

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distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements and Other Transactions with Affiliates

The Fund has entered into an investment management agreement with PI which provides that the Manager will furnish the Fund with investment advice and investment management and administrative services. The Manager has entered into a subadvisory agreement with Quantitative Management Associates LLC.

Advisory Fees and Expense Limitations: The Manager receives a fee, computed daily and paid monthly, based on an annual rate of the average net assets. The Manager pays the subadvisor a fee as compensation for advisory services provided to the Fund. The Manager has voluntarily agreed to waive expenses in accordance with limitation expense policies as noted in the table below. The Manager will reimburse the Fund for its operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the advisory fee, which in the aggregate exceed specified percentages of the Fund’s average net assets while retaining their ability to be reimbursed for such fee waivers prior to the end of the fiscal year. The advisory fee and expense limitations are summarized as follows:

Advisory Expense	Effective Advisory Fee Net of Waiver	Fee Limitation
0.90% to $500 million;	0.90%	1.35%
0.85% next $500 million;
0.80% in excess of $1 billion

Such voluntary fee waivers or reductions have been calculated prior to any fee reimbursements with respect to the expense limitations, and may be rescinded at any time and without notice to investors. The Manager has discontinued the 1.35% voluntary fee waiver effective July 1, 2008.

Certain officers and directors of the Fund are officers or directors of the Manager. The Fund pays no compensation directly to their officers or interested directors.

Dryden Mid Cap Value Fund	29

Notes to Financial Statements

continued

Prudential Investment Management Services LLC (“PIMS”) and American Skandia Marketing, Incorporated (“ASMI”), both affiliates of the Manager and an indirect, wholly-owned subsidiary of Prudential, serves as the distributor for the Fund. The Company has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for Class A, B, C, D, L, M, X and Z shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940. No distribution or service fees are paid to PIMS as distributor for Class Z shares.

Under the Plans, the Fund compensates PIMS and ASMI distribution and service fees at an annual rate up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. Through February 28, 2010, PIMS has contractually agreed to limit such fees to 0.25 of 1% of the average daily net assets of the Class A shares.

Correction of Immaterial Error: Management determined that Class M and X shareholders had been charged sales charges in excess of regulatory limits. The manager has agreed to pay these classes for the overcharge. These immaterial error correction amounts are reflected as a reduction to current distribution expense and as a contribution to capital. The impact of this matter has been reflected in the Statement of Changes in Net Assets for the year ended October 31, 2007 as an increase to net investment income and distributions from net realized gains related to Class M of $488,634 and $498,057, respectively.

During the year ended October 31, 2008, PIMS has advised the Fund, front-end sales charges (“FESC”) and contingent deferred sales charges (“CDSC”) were approximately as follows:

Class A FESC	Class A CDSC	Class B CDSC	Class C CDSC	Class M CDSC	Class X CDSC
$34,500	$200	$47,600	$2,100	$67,900	$10,500

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses shown in the Statements of Operations include certain out-of pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing

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system. For the year ended October 31, 2008 and the year ended October 31, 2007, the Fund incurred approximately $88,000 and $97,000, respectively, in total networking fees of which approximately $28,000 and $37,000, respectively, was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, served as the Fund’s securities lending agent. For the year ended October 31, 2008, PIM was compensated approximately $184,000 for these services by the Fund.

4. Shares of Capital Stock

Class A shares are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L shares and Class M shares are only exchangeable with Class L shares and Class M shares, respectively, offered by the other Strategic Partners and Jennison Dryden Funds. Class X shares are closed to new purchases. The authorized capital stock of the Fund is 5.5 billion shares, with a par value of $.001 per share. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Dryden Mid Cap Value Fund	31

Notes to Financial Statements

continued

Transactions in shares of capital stock, during the year ended October 31, 2008, were as follows:

Class A	Shares	Amount
Year ended October 31, 2008:
Shares sold	460,650	$5,841,849
Shares issued in reinvestment of dividends and distributions	839,400	10,962,780
Shares reacquired	(1,505,353)	(18,897,048)

Net increase (decrease) in shares outstanding before conversion	(205,303)	(2,092,419)
Shares issued upon conversion from Class B, Class M and Class X	1,205,748	15,508,519

Net increase (decrease) in shares outstanding	1,000,445	$13,416,100

Year ended October 31, 2007:
Shares sold	360,615	$6,583,935
Shares issued in reinvestment of dividends and distributions	172,072	3,052,550
Shares reacquired	(911,833)	(16,746,058)

Net increase (decrease) in shares outstanding before conversion	(379,146)	(7,109,573)
Shares issued upon conversion from Class B, Class M and Class X	887,793	16,434,741

Net increase (decrease) in shares outstanding	508,647	$9,325,168

Class B
Year ended October 31, 2008:
Shares sold	71,665	$836,744
Shares issued in reinvestment of dividends and distributions	634,097	7,552,019
Shares reacquired	(944,071)	(11,396,520)

Net increase (decrease) in shares outstanding before conversion	(238,309)	(3,007,757)
Shares reacquired upon conversion into Class A	(73,780)	(884,958)

Net increase (decrease) in shares outstanding	(312,089)	$(3,892,715)

Year ended October 31, 2007:
Shares sold	68,383	$1,173,907
Shares issued in reinvestment of dividends and distributions	230,121	3,817,707
Shares reacquired	(653,000)	(11,197,496)

Net increase (decrease) in shares outstanding before conversion	(354,496)	(6,205,882)
Shares reacquired upon conversion into Class A	(45,391)	(775,070)

Net increase (decrease) in shares outstanding	(399,887)	$(6,980,952)

Class C
Year ended October 31, 2008:
Shares sold	93,684	$1,103,017
Shares issued in reinvestment of dividends and distributions	1,122,284	13,343,962
Shares reacquired	(1,654,487)	(19,618,780)

Net increase (decrease) in shares outstanding	(438,519)	$(5,171,801)

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Class C	Shares	Amount
Year ended October 31, 2007:
Shares sold	150,475	$2,576,572
Shares issued in reinvestment of dividends and distributions	383,382	6,352,634
Shares reacquired	(1,255,578)	(21,482,279)

Net increase (decrease) in shares outstanding	(721,721)	$(12,553,073)

Class L
Year ended October 31, 2008:
Shares sold	10,511	$128,783
Shares issued in reinvestment of dividends and distributions	419,371	5,389,072
Shares reacquired	(631,440)	(7,889,112)

Net increase (decrease) in shares outstanding	(201,558)	$(2,371,257)

Year ended October 31, 2007:
Shares sold	29,758	$530,301
Shares issued in reinvestment of dividends and distributions	159,446	2,795,092
Shares reacquired	(702,441)	(12,692,169)

Net increase (decrease) in shares outstanding	(513,237)	$(9,366,776)

Class M
Year ended October 31, 2008:
Shares sold	54,013	$609,878
Shares issued in reinvestment of dividends and distributions	1,140,167	13,533,787
Shares reacquired	(1,600,638)	(18,748,188)

Net increase (decrease) in shares outstanding before conversion	(406,458)	(4,604,523)
Shares reacquired upon conversion into Class A	(1,223,278)	(14,289,388)

Net increase (decrease) in shares outstanding	(1,629,736)	$(18,893,911)

Year ended October 31, 2007:
Shares sold	78,946	$1,333,121
Shares issued in reinvestment of dividends and distributions	520,264	8,615,580
Shares reacquired	(1,888,168)	(32,248,443)

Net increase (decrease) in shares outstanding before conversion	(1,288,958)	(22,299,742)
Shares reacquired upon conversion into Class A	(904,501)	(15,582,223)

Net increase (decrease) in shares outstanding	(2,193,459)	$(37,881,965)

Class X
Year ended October 31, 2008:
Shares sold	3,280	$33,043
Shares issued in reinvestment of dividends and distributions	277,149	3,331,338
Shares reacquired	(331,877)	(3,990,471)

Net increase (decrease) in shares outstanding before conversion	(51,448)	(626,090)
Shares reacquired upon conversion into Class A	(29,202)	(334,173)

Net increase (decrease) in shares outstanding	(80,650)	$(960,263)

Dryden Mid Cap Value Fund	33

Notes to Financial Statements

continued

Class X	Shares	Amount
Year ended October 31, 2007:
Shares sold	48,538	$832,479
Shares issued in reinvestment of dividends and distributions	92,812	1,545,327
Shares reacquired	(375,243)	(6,485,746)

Net increase (decrease) in shares outstanding before conversion	(233,893)	(4,107,940)
Shares reacquired upon conversion into Class A	(4,276)	(77,449)

Net increase (decrease) in shares outstanding	(238,169)	$(4,185,389)

Class Z
Year ended October 31, 2008:
Shares sold	335,270	$4,017,437
Shares issued in reinvestment of dividends and distributions	212,140	2,783,273
Shares reacquired	(403,171)	(5,002,650)

Net increase (decrease) in shares outstanding	144,239	$1,798,060

Year ended October 31, 2007:
Shares sold	233,078	$4,518,655
Shares issued in reinvestment of dividends and distributions	58,004	1,031,311
Shares reacquired	(220,443)	(4,068,156)

Net increase (decrease) in shares outstanding	70,639	$1,481,810

5. Taxation

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized loss on investment transactions. For the tax year ended October 31, 2008 the adjustments were to increase undistributed net investment income by $11,449, decrease accumulated net realized loss on investments by $28,232 and increase paid-in capital in excess of par by $62,251 due to reclassification of distributions, investments in real estate investment trusts and other book to tax differences. Net investment income, net realized loss on investments and net assets were not affected by this change.

For the year ended October 31, 2008, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $10,581,284 from ordinary income and $50,667,393 from long-term capital gains. For the year ended October 31, 2007, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $115,876 from ordinary income and $31,630,711 from long-term capital gains. For federal income tax purposes, dividends from net investment income and

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distributions from short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

As of October 31, 2008, the accumulated undistributed earnings on a tax basis was $1,551,716 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2008 of approximately $567,000 which expires in 2016.

The federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2008 was as follows:

Tax basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustment	Total Net Unrealized Depreciation
$218,231,962	$2,571,744	$(59,828,232)	$(57,256,488)	$(17,849)	$(57,274,337)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in real estate investment trusts.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Portfolio Securities

Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the year ended October 31, 2008, were $78,251,313 and $147,259,937, respectively.

7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

Dryden Mid Cap Value Fund	35

Notes to Financial Statements

continued

The Fund utilized the line of credit during the year ended October 31, 2008. The average daily balance for the 11 days the Fund had an outstanding balance was approximately $1,071,000 at a weighted average interest rate of approximately 4.96%.

8. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4 (“FSP 133-1”), Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/ performance risk of a guarantee. FSP 133-1 and FIN 45-4 is effective for reporting periods (annual or interim) ending after November 15, 2008. Management of the Fund is currently assessing the impact of adopting FSP No. FAS 133-1 and FIN 45-4.

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Financial Highlights

OCTOBER 31, 2008	ANNUAL REPORT

Dryden Mid Cap Value Fund

Financial Highlights

Class A
Year Ended October 31, 2008(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$18.38

Income (loss) from investment operations:
Net investment income (loss)	0.15
Net realized and unrealized gain (loss) on investments	(5.65)

Total from investment operations	(5.50)

Less Dividends and Distributions:
Dividends from net investment income	(0.06)
Distributions from net realized gains	(3.75)

Total dividends and distributions	(3.81)

Net asset value, end of period	$9.07

Total Return(a)	(36.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$36.1
Ratios to average net assets(f):
Expenses after advisory fee waiver and expense reimbursement	1.53%
Expenses before advisory fee waiver and expense reimbursement	1.53%
Net investment income (loss)	1.18%
Portfolio turnover rate	37%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.
(f)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

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Class A
Year Ended October 31,			April 12, 2004(d) through October 31, 2004(e)
2007(e)	2006(e)	2005

$18.26	$20.12	$19.33	$18.92

0.06	0.02	(0.07)	(0.03)
1.68	2.10	3.11	0.44

1.74	2.12	3.04	0.41

—	—	—	—
(1.62)	(3.98)	(2.25)	—

(1.62)	(3.98)	(2.25)	—

$18.38	$18.26	$20.12	$19.33

9.78%	12.24%	16.74%	2.17%

$54.8	$45.2	$20.2	$13.7

1.48%	1.46%	1.60%	1.60	%(b)
1.48%	1.46%	1.65%	1.64	%(b)
0.34%	0.13%	(0.26)%	(0.29	)%(b)
78%	80%	98%	80	%(c)

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	39

Financial Highlights

continued

Class B
Year Ended October 31, 2008(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.07

Income (loss) from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investments	(5.15)

Total from investment operations	(5.10)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(3.75)

Total dividends and distributions	(3.75)

Net asset value, end of period	$8.22

Total Return(a)	(36.69)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$17.0
Ratios to average net assets(f):
Expenses after advisory fee waiver and expense reimbursement	2.28%
Expenses before advisory fee waiver and expense reimbursement	2.28%
Net investment income (loss)	0.43%
Portfolio turnover rate	37%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.
(f)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended October 31,			April 12, 2004(d) through October 31, 2004(e)
2007(e)	2006(e)	2005

$17.19	$19.28	$18.74	$18.43

(0.07)	(0.11)	(0.17)	(0.11)
1.57	2.00	2.96	0.42

1.50	1.89	2.79	0.31

—	—	—	—
(1.62)	(3.98)	(2.25)	—

(1.62)	(3.98)	(2.25)	—

$17.07	$17.19	$19.28	$18.74

8.99%	11.36%	15.85%	1.68%

$40.6	$47.7	$3.5	$1.1

2.23%	2.21%	2.35%	2.35	%(b)
2.23%	2.21%	2.40%	2.39	%(b)
(0.42)%	(0.67)%	(1.02)%	(1.07	)%(b)
78%	80%	98%	80	%(c)

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	41

Financial Highlights

continued

Class C
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.05

Income (loss) from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investments	(5.15)

Total from investment operations	(5.10)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(3.75)

Total dividends and distributions	(3.75)

Net asset value, end of year	$8.20

Total Return(a)	(36.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$28.8
Ratios to average net assets(c):
Expenses after advisory fee waiver and expense reimbursement	2.28%
Expenses before advisory fee waiver and expense reimbursement	2.28%
Net investment income (loss)	0.42%
Portfolio turnover rate	37%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2007(b)	2006(b)	2005	2004(b)

$17.17	$19.25	$18.73	$16.40

(0.07)	(0.10)	(0.21)	(0.18)
1.57	2.00	2.98	2.66

1.50	1.90	2.77	2.48

—	—	—	—
(1.62)	(3.98)	(2.25)	(0.15)

(1.62)	(3.98)	(2.25)	(0.15)

$17.05	$17.17	$19.25	$18.73

9.00%	11.45%	15.75%	15.21%

$67.3	$80.2	$56.0	$58.6

2.23%	2.21%	2.35%	2.35%
2.23%	2.21%	2.40%	2.39%
(0.42)%	(0.58)%	(1.03)%	(1.02)%
78%	80%	98%	80%

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	43

Financial Highlights

continued

Class L(c)
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.12

Income (loss) from investment operations:
Net investment income (loss)	0.12
Net realized and unrealized gain (loss) on investments	(5.56)

Total from investment operations	(5.44)

Less Dividends and Distributions:
Dividends from net investment income	(0.02)
Distributions from net realized gains	(3.75)

Total dividends and distributions	(3.77)

Net asset value, end of year	$8.91

Total Return(a)	(36.41)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12.5
Ratios to average net assets(d):
Expenses after advisory fee waiver and expense reimbursement	1.78%
Expenses before advisory fee waiver and expense reimbursement	1.78%
Net investment income (loss)	0.93%
Portfolio turnover rate	37%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
*	Amount is less than $0.005.

See Notes to Financial Statements.

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Class L(c)
Year Ended October 31,
2007(b)	2006(b)	2005	2004(b)

$18.07	$19.98	$19.28	$16.79

0.01	— *	(0.10)	(0.10)
1.66	2.07	3.05	2.74

1.67	2.07	2.95	2.64

—	—	—	—
(1.62)	(3.98)	(2.25)	(0.15)

(1.62)	(3.98)	(2.25)	(0.15)

$18.12	$18.07	$19.98	$19.28

9.54%	11.99%	16.29%	15.81%

$29.1	$38.3	$49.1	$68.0

1.73%	1.71%	1.85%	1.85%
1.73%	1.71%	1.90%	1.89%
0.08%	(0.01)%	(0.53)%	(0.53)%
78%	80%	98%	80%

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	45

Financial Highlights

continued

Class M(c)
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.06

Income (loss) from investment operations:
Net investment income (loss)	0.14
Net realized and unrealized gain (loss) on investments	(5.10)

Total from investment operations	(4.96)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(3.84)

Total dividends and distributions	(3.84)

Capital Contributions	0.01

Net asset value, end of year	$8.27

Total Return(a)	(35.54)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$20.3
Ratios to average net assets(d):
Expenses after advisory fee waiver and expense reimbursement	1.67%
Expenses before advisory fee waiver and expense reimbursement	1.67%
Net investment income (loss)	1.17%
Portfolio turnover rate	37%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits. If the manager had not adjusted the Fund, the per share operating performance would reflect a net investment loss, net realized and unrealized gain on investments and distributions from net realized gains of $(0.07), $1.56 and $(1.62), respectively. Furthermore, the annual expenses (both after and before fee waiver and expense reimbursement) and net investment income ratios would have been 2.23%, 2.23% and (0.43)%, respectively and the ending net asset value would be $17.03 for the year ended October 31, 2007.
(f)	Total Return has been adjusted to reflect the manager payment for sales charges in excess of regulatory limits. If the manager had not adjusted the Fund, the total return would have been 8.95% for the year ended October 31, 2007.

See Notes to Financial Statements.

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Class M(c)
Year Ended October 31,
2007(b)(e)		2006(b)	2005	2004(b)

$17.16		$19.25	$18.73	$16.40

0.02		(0.09)	(0.22)	(0.18)
1.60		1.98	2.99	2.66

1.62		1.89	2.77	2.48

—		—	—	—
(1.74)		(3.98)	(2.25)	(0.15)

(1.74)		(3.98)	(2.25)	(0.15)

0.02		—	—	—

$17.06		$17.16	$19.25	$18.73

9.92	%(f)	11.38%	15.75%	15.21%

$69.7		$107.8	$138.4	$147.1

1.69%		2.21%	2.35%	2.35%
1.69%		2.21%	2.40%	2.39%
0.11%		(0.51)%	(1.03)%	(1.02)%
78%		80%	98%	80%

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	47

Financial Highlights

continued

Class X
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.29

Income (loss) from investment operations:
Net investment income (loss)	0.15
Net realized and unrealized gain (loss) on investments	(5.21)

Total from investment operations	(5.06)

Less Dividends and Distributions:
Dividends from net investment income	(0.11)
Distributions from net realized gains	(3.75)

Total dividends and distributions	(3.86)

Capital Contributions	— (e)

Net asset value, end of year	$8.37

Total Return(a)	(36.07)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6.9
Ratios to average net assets(d):
Expenses after advisory fee waiver and expense reimbursement	1.48%
Expenses before advisory fee waiver and expense reimbursement	1.48%
Net investment income (loss)	1.23%
Portfolio turnover rate	37%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total Return for Class X shares does not reflect the payment of bonus shares.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Less than $0.005 per share.
(f)	Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits. Total Return has not been adjusted to reflect the manager payment for sales charges in excess of regulatory limits.

See Notes to Financial Statements.

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Class X
Year Ended October 31,
2007(b)(f)	2006(b)(f)	2005(f)	2004(b)

$17.23	$19.19	$18.69	$16.37

0.10	0.05	(0.21)	(0.18)
1.58	1.97	2.97	2.65

1.68	2.02	2.76	2.47

—	—	—	—
(1.62)	(3.98)	(2.26)	(0.15)

(1.62)	(3.98)	(2.26)	(0.15)

— (e)	— (e)	— (e)	—

$17.29	$17.23	$19.19	$18.69

10.04%	12.33%	15.67%	15.18	%(c)

$15.7	$19.7	$24.8	$26.4

1.23%	1.38%	2.32%	2.35%
1.23%	1.38%	2.37%	2.39%
0.58%	0.32%	(0.99)%	(1.02)%
78%	80%	98%	80%

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	49

Financial Highlights

continued

Class Z
Year Ended October 31, 2008(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$18.50

Income (loss) from investment operations:
Net investment income	0.18
Net realized and unrealized gain (loss) on investments	(5.68)

Total from investment operations	(5.50)

Less Dividends and Distributions:
Dividends from net investment income	(0.11)
Distributions from net realized gains	(3.75)

Total dividends and distributions	(3.86)

Net asset value, end of period	$9.14

Total Return(a)	(36.08)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$8.2
Ratios to average net assets(f):
Expenses after advisory fee waiver and expense reimbursement	1.28%
Expenses before advisory fee waiver and expense reimbursement	1.28%
Net investment income	1.43%
Portfolio turnover rate	37%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.
(f)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

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Class Z
Year Ended October 31, 2007(e)	November 28, 2005(d) through October 31, 2006(e)

$18.30	$17.08

0.11	0.05
1.71	1.17

1.82	1.22

—	—
(1.62)	—

(1.62)	—

$18.50	$18.30

10.24%	7.14%

$13.8	$12.4

1.23%	1.21	%(b)
1.23%	1.21	%(b)
0.58%	0.32	%(b)
78%	80	%(c)

See Notes to Financial Statements.

Dryden Mid Cap Value Fund	51

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Dryden Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Dryden Mid Cap Value Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2008

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (October 31, 2008), as to the federal income tax status of distributions paid by the Fund during such fiscal year. For the fiscal year ended October 31, 2008, the Fund paid short-term and long-term capital gain distributions of $0.64 and $3.11 for Class A, B, C, L, M, X and Z shares, respectively. In addition, the Fund paid ordinary income dividends of $0.06 for Class A shares, $0.02 for Class L shares and $0.11 for Class X shares and Class Z shares. For federal income tax purposes, distributions from ordinary income and short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

Further, we wish to advise you that 45.13% of ordinary income dividends paid in the fiscal year ended October 31, 2008 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund designates 45.27% of ordinary income dividends as qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates 98.30% of ordinary income dividends as short-term capital gains (QSTCG) under the American Jobs Creation Act of 2004.

In January 2009, you will be advised on IRS Form 1099DIV or substitute 1099DIV as to federal tax status of dividends and distributions received by you in calendar year 2008.

Dryden Mid Cap Value Fund	53

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 62	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008)

Linda W. Bynoe (56) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker- dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director of Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 62	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 62	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 62	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 62	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 62	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 62	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Members

Judy A. Rice (60) Board Member & President Portfolios Overseen: 62	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Dryden Mid Cap Value Fund

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 146	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]

The year in which each individual joined the Fund’s Board is as follows: Linda W. Bynoe, 2005; David E.A. Carson, 1993; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003, Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member and President since 2003; Robert F. Gunia, Board Member since 2003 and Vice President since 1999.

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Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).

Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Dryden Mid Cap Value Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2003; Jonathan D. Shain, 2003; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of Strategic Partners Mutual Funds, Inc. oversees the management of the Dryden Mid Cap Value Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, and five-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Dryden Mid Cap Value Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Mid Cap Value Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mid-Cap Value Funds Performance Universe) was in the

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third quartile over the one-, three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index over the one-year period, but underperformed the benchmark index over the three- and five-year periods. In reviewing the Fund’s performance, the Board considered the recent changes in the subadvisory structure, including the fact that QMA, the Fund’s current subadviser, had assumed responsibility for managing the Fund in January 2007, and therefore the Fund’s performance for the longer periods was not attributable to QMA. The Board concluded that, in light of the recent change in subadvisers, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered the Fund’s actual management fees (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s fourth quartile. As part of its review of the Fund’s management fee, the Board considered that the management fee arrangements for the Fund represented the result of several years of review and discussion between the Board and PI. In its review, the Board considered such things as the difficulty in managing the Fund, the size of the Fund, fees of competitors, Fund’s performance, expenses of service providers and such other aspects that the Directors deemed important in the exercise of their business judgment. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted

Dryden Mid Cap Value Fund

Approval of Advisory Agreements (continued)

that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/08
	One Year	Five Year	Ten Years	Since Inception
Class A	–39.76%	N/A	N/A	–2.64% (4/12/04)
Class B	–39.17	N/A	N/A	–2.30 (4/12/04)
Class C	–37.23	0.49%	5.43%	—
Class L	–40.06	–0.20	5.33	—
Class M	–39.02	0.47	5.53	—
Class X	–38.97	0.74	5.70	—
Class Z	–36.08	N/A	N/A	–9.15 (11/28/05)

Average Annual Total Returns (Without Sales Charges) as of 10/31/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–36.25%	N/A	N/A	–1.42% (4/12/04)
Class B	–36.77	N/A	N/A	–2.19 (4/12/04)
Class C	–36.74	0.49%	5.43%	—
Class L	–36.41	0.99	5.95	—
Class M	–36.10	0.67	5.53	—
Class X	–36.07	1.04	5.70	—
Class Z	–36.08	N/A	N/A	–9.15 (11/28/05)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the

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past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Gross operating expenses: Class A, 1.58%; Class B, 2.28%; Class C, 2.28%; Class L, 1.78%; Class M, 1.67%; Class X, 1.48%; Class Z, 1.28%. Net operating expenses apply to: Class A, 1.53%; Class B, 2.28%; Class C, 2.28%; Class L, 1.78%; Class M, 1.67%; Class X, 1.48%; Class Z, 1.28%, after contractual reduction through 2/28/2010.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Mid Cap Value Fund (Class L shares) with a similar investment in the S&P MidCap 400 Index and Russell Midcap Value Index by portraying the initial account values at the beginning of the 10-year period for Class L shares (October 31, 1998) and the account values at the end of the current fiscal year (October 31, 2008) as measured on a quarterly basis. The Russell Midcap Value Index data is measured from the closest month-end to inception date and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Index. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of small- to mid-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden Mid Cap Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTORS	Prudential Annuities Distributors, Inc.	One Corporate Drive Shelton, CT 06484

	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Mid Cap Value Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Mid Cap Value Fund
Share Class	A	B	C	L*	M**	X**	Z***
NASDAQ	SPRAX	SVUBX	NCBVX	NABVX	NBBVX	NBVZX	SPVZX
CUSIP	86277E807	86277E872	86277E856	86277E880	86277E864	86277E849	86277E435

*Closed to most new purchases (with the exception of reinvested dividends and purchases by college savings plans) and available for limited exchanges only.

**Closed to most new purchases (with the exception of reinvested dividends) and available for limited exchanges only.

***Inception date of 11/28/05.

MF202E    IFS-A159559    Ed. 12/2008

OCTOBER 31, 2008	ANNUAL REPORT

Jennison Equity Income Fund

FUND TYPE

Speciality-equity income

OBJECTIVE

Income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2008

Dear Shareholder:

We hope you find the annual report for the Jennison Equity Income Fund informative and useful. Because market volatility climbed sharply in 2008, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Equity Income Fund

Jennison Equity Income Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Equity Income Fund is income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.50%; Class B, 2.25%; Class C, 2.25%; Class L, 1.75%; Class M, 2.25%; Class X, 2.02%; Class Z, 1.03%. Net operating expenses apply to: Class A, 1.41%; Class B, 2.16%; Class C, 2.16%; Class L, 1.66%; Class M, 2.16%; Class X, 1.93%; Class Z, 1.03%, after contractual reduction through 2/28/2010.

Cumulative Total Returns as of 10/31/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A2	–39.46%	N/A	N/A	–6.98% (4/12/04)
Class B3	–39.89	N/A	N/A	–10.33 (4/12/04)
Class C	–39.91	0.42%	18.32%	—
Class L2	–39.63	2.93	24.30	—
Class M3	–39.89	0.51	18.29	—
Class X	–39.74	0.73	18.48	—
Class Z	N/A	N/A	N/A	–27.67 (8/22/08)
Lipper Equity Income Funds Index[4]	–35.73	6.24	18.03	*
S&P 500 Index[5]	–36.08	1.31	4.03	**
Lipper Equity Income Category Avg.[6]	–33.80	8.38	25.93	***

Average Annual Total Returns[7] as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A2	–26.10%	N/A	N/A	1.70% (4/12/04)
Class B3	–25.21	N/A	N/A	2.01 (4/12/04)
Class C	–22.93	5.07%	4.55%	—
Class L2	–26.51	4.35	4.44	—
Class M3	–25.77	4.78	4.54	—
Class X	–25.60	4.67	4.55	—
Class Z	N/A	N/A	N/A	N/A (8/22/08)
Lipper Equity Income Funds Index[4]	–22.36	5.92	4.10	*
S&P 500 Index[5]	–21.96	5.17	3.06	**
Lipper Equity Income Category Avg.[6]	–20.75	6.15	4.59	***

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are exchangeable only with Class L, Class M, and Class X shares, respectively, offered by the other JennisonDryden Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 years of returns.

2Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

3Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

4Funds in the Lipper Equity Income Funds Index seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe.

5The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

6Funds in the Lipper Equity Income Category Average seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

7The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%. Class Z shares are not subject to a 12b-1 fee.

*Lipper Equity Income Funds Index Closest Month-End to Inception cumulative total returns as of 10/31/08 are –3.30% for Class A and Class B; and –22.93% for Class Z. Lipper Equity Income Funds Index Closest Month-End to Inception average annual total returns as of 9/30/08 are 3.27% for Class A and Class B. Class Z shares have been in existence for less than one year and have no average annual total return performance information available.

**S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/08 are –6.16% for Class A and Class B; and –24.20% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/08 are 2.71% for Class A and Class B. Class Z shares have been in existence for less than one year and have no average annual total return performance information available.

***Lipper Equity Income Category Average Closest Month-End to Inception cumulative total returns as of 10/31/08 are –0.95% for Class A and Class B; and –21.69% for Class Z. Lipper Equity Income Category Average Closest Month-End to Inception average annual total returns as of 9/30/08 are 3.60% for Class A and Class B. Class Z shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Jennison Equity Income Fund	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 10/31/08
Chunghwa Telecom Co. Ltd., ADR, Diversified Telecommunication Services	2.9%
Digital Realty Trust, Inc., Real Estate Investment Trusts	2.7
Puget Energy, Inc., Multi-Utilities	2.4
AT&T, Inc., Diversified Telecommunication Services	2.2
ConAgra Foods, Inc., Food Products	2.2

Holdings reflect only long-term investments and are subject to change.

4	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

How did the Fund perform?

The Jennison Equity Income Fund Class A shares declined 39.46% for the 12-month reporting period ended October 31, 2008. The Fund’s benchmark, the Lipper Equity Income Index, declined 35.73% during the same period and the Lipper Equity Income Funds Average declined 33.80%.

How is the Fund managed?

Jennison Associates LLC (Jennison) is the Fund’s investment adviser. The Fund’s investment objective is to seek income and capital appreciation. The Fund seeks companies with the ability to sustain and grow their dividends. The Fund employs a value strategy to identify such companies, seeking companies Jennison believes to be fundamentally sound, but are being valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, the value of their assets, their private market value, or some combination of these factors.

What was the market environment like for stocks during the period?

Problems stemming from the subprime mortgage market spread throughout the financial system in the year ended October 31, 2008, creating a full-blown liquidity/credit crisis that roiled global markets. Engulfed in the spiraling credit crisis, the financial sector turned in its worst performance in recent history. In March, the Federal Reserve intervened to facilitate the sale of the faltering securities firm Bear Stearns, which had been immobilized by liquidity problems. This past September will be remembered as one of the financial markets’ most tumultuous months in history. In the space of 30 days, investors saw an extraordinary and alarming series of events: the U.S. government’s takeover of the country’s two largest mortgage providers, Fannie Mae and Freddie Mac, and the world’s largest insurer, AIG; the failure of the longstanding investment bank Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s agreement in principle to acquire Merrill Lynch; and the conversion of the two remaining global investment banks, Goldman Sachs and Morgan Stanley, to commercial banks.

The crisis has prompted an unprecedented level of coordination and cooperation between the U.S. Treasury Department and the Federal Reserve in their efforts to resuscitate credit markets and stabilize the financial system. The U.S. House of Representatives initially rejected their $700 billion Troubled Asset Relief Program (TARP), driving a sharp sell-off in global equities as the reporting period closed. With the exigency of action becoming increasingly apparent, a revised version of TARP was passed and signed into law in early October.

Jennison Equity Income Fund	5

Strategy and Performance Overview (continued)

The lack of available credit drove a sharp increase in the cost of borrowing short-term funds, including overnight money and commercial paper. Correspondingly, Treasury bonds and bills benefited from an extreme flight to quality across all maturities. While the Federal Reserve refrained from reducing interest rates further during the third quarter of 2008, it lowered the federal funds rate, to 1.5%, on October 8 as part of a coordinated move with the Bank of Canada, the Bank of England, the European Central Bank, the Swedish Riksbank, and the Swiss National Bank to lower key rates by 50 basis points across most of Europe and North America. The U.S. remained the center of the financial crisis, but government interventions to support large distressed lending and real estate entities were also required in the UK and across Europe.

The ongoing correction in the housing market and the associated debt deflation remained significant impediments to economic activity. The drop in the price of oil from a peak of $145 per barrel in early July to approximately $100 by September 30 (and lower in early October) reflected the effects of near-term reduced U.S. demand and the weakening global economy. Unemployment throughout the reporting period also continued to trend higher.

Which holdings made the largest positive contribution to the Fund’s return?

Since initiating a position in Real Estate Investment Trust Annaly Capital Management in September, the company’s stock price has increased and contributed to the Fund’s return. Annaly owns, manages, and finances a portfolio of mortgage-backed securities (MBS) guaranteed by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Despite the volatile environment, the company announced solid financial results for the third quarter and kept its leverage low relative to historical levels. Annaly has benefited from widening spreads in the MBS market. The company avoids assuming credit risk by investing in government-insured mortgages and profits from an increase in the spread between long- and short-term rates. Jennison continues to believe Annaly’s management team may be the best managers in the MBS market and is very comfortable that the Fund will continue to benefit from their expertise.

BCE Inc. is a Canada-based communications company that provides wireline and wireless communications services, Internet access, data services, and video services to residential and business customers. The Fund held shares of the company from March through August, during which time they appreciated approximately 10%.

Chunghwa Telecom Co. Ltd. (See Comments on Largest Holdings section.)

6	Visit our website at www.jennisondryden.com

Which holdings detracted most from the Fund’s return?

The primary individual detractor from performance was consumer staples holding B&G Foods. The company manufactures, sells, and distributes a diverse portfolio of shelf-stable food products across the U.S., Canada, and Puerto Rico with brand names including Ortega and Cream of Wheat. Shares decreased during the period due to concerns about the overall economic environment and the health of consumer spending. Jennison has faith in B&G management’s ability to navigate through the current difficult economic environment.

Turkish bank Turkiye Halk Bankasi A.S. (Halkbank) also detracted from the Fund’s return. The bank offers both corporate and commercial banking products and services to a wide range of customers, with foreign branches and international subsidiaries in addition to its numerous Turkish locations. Shares of Halkbank declined as a result of volatility in the Turkish stock market and continuing concerns about global credit markets. Jennison is confident in Halkbank’s strong management team.

Another detractor from performance was Aircastle, a global company that acquires and leases commercial jet aircraft to passenger and cargo airlines throughout the world. The company’s stock price declined due to weakness in the airline industry. The manager believes aircraft lessors have greater earnings potential than airlines due to the longer term duration of the contracts with their customers. Aircastle should remain fundamentally strong and has an attractive dividend yield given the company’s near- and medium-term growth prospects.

Shares of rural telecommunications carrier FairPoint Communications declined following the announcement of proposed changes to inter-carrier compensation and Universal Service Fund regulations by the chairman of the Federal Communications Commission (FCC). Investors worried that the proposed changes would negatively affect rural carriers and Fairpoint’s holdings sold off in sympathy with their peers. The FCC has delayed its discussion on these issues, and Jennison believes the new Democratic administration will be more protective of local carriers.

Were there significant changes to the portfolio?

No. The Fund is constructed using Jennison’s fundamental internal research and the consistent application of a bottom-up approach to stock selection. The determination of a stock’s weighting is as much a part of this bottom-up process as is the decision to include the stock in the portfolio.

Jennison Equity Income Fund	7

Comments on Largest Holdings

2.9%	Chunghwa Telecom Co. Ltd., ADR, Diversified Telecommunication Services

Chunghwa Telecom Co. Ltd. provides fixed-line and mobile telecommunications service in Taiwan. The company recently announced new initiatives to control costs including an early retirement program, tighter capital expenditure management and marketing expense control. Jennison believes these efforts will help to alleviate some margin pressure and the manager remains confident in Chunghwa’s commitment to increase value for shareholders.

2.7%	Digital Realty Trust, Inc., Real Estate Investment Trusts

Digital Realty Trust is a real estate investment trust (REIT) focused on repositioning and managing technology-related real estate. The company’s portfolio currently consists of Internet gateway properties, data center properties, technology manufacturing properties, and regional or national headquarters of technology companies primarily located throughout North America, including several properties in Europe. The manager continues to like Digital Realty’s growth prospects in comparison to its peers.

2.4%	Puget Energy, Inc., Multi-Utilities

Puget Energy provides electric and natural gas service to the Puget Sound region of western Washington. In October of last year, the company announced that it agreed to be acquired by a group of financial buyers led by Macquarie Infrastructure Partners for $30 per share. Shares are currently trading at a discount to this price due to concerns that the challenging credit environment could possibly prevent the deal from closing. The manager believes the buyers, who are focused on long-term investments in the infrastructure space, remain committed to acquiring Puget and expect the deal to close by the end of the year.

2.2%	AT&T, Inc., Diversified Telecommunication Services

AT&T provides telecom services including wireless communications, local exchange services, long-distance services, data/broadband and Internet services, video services, telecommunications equipment, managed networking, wholesale services, and directory advertising and publishing. The company has increased its annual dividend every year since its inception, and the manager expects this to continue albeit at a possibly slower rate given the challenging overall economic environment.

2.2%	ConAgra Foods, Inc., Food Products

ConAgra Foods is a packaged food company serving grocery retailers, as well as restaurants and other foodservice establishments. The company operates in three segments: Consumer Foods, Food and Ingredients, and International Foods. The company has been able to successfully implement price increases and has plans for several new product introductions in fiscal 2009. In Jennison’s opinion, the improved execution by a relatively new management team should result in solid returns from ConAgra over the next 18-24 months.

8	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2008, at the beginning of the period, and held through the six-month period ended October 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Jennison Equity Income Fund	9

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Equity Income Fund		Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$681.00	1.41%	$5.96
	Hypothetical	$1,000.00	$1,018.05	1.41%	$7.15

Class B	Actual	$1,000.00	$678.60	2.16%	$9.11
	Hypothetical	$1,000.00	$1,014.28	2.16%	$10.94

Class C	Actual	$1,000.00	$678.60	2.16%	$9.11
	Hypothetical	$1,000.00	$1,014.28	2.16%	$10.94

Class L	Actual	$1,000.00	$680.00	1.66%	$7.01
	Hypothetical	$1,000.00	$1,016.79	1.66%	$8.42

Class M	Actual	$1,000.00	$678.60	2.16%	$9.11
	Hypothetical	$1,000.00	$1,014.28	2.16%	$10.94

Class X	Actual	$1,000.00	$680.00	1.93%	$7.22
	Hypothetical	$1,000.00	$1,016.54	1.93%	$8.67

Class Z**	Actual	$1,000.00	$723.30	1.03%	$1.65
	Hypothetical	$1,000.00	$1,019.96	1.03%	$5.23

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2008 (to reflect the six-month period) with the exception of the Class Z “Actual” information which reflects the 68-day period ended October 31, 2008 due to its inception date of August 25, 2008. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

** Class Z shares commenced operations on August 25, 2008.

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Portfolio of Investments

October 31, 2008

	Shares	Value (Note 2)

LONG-TERM INVESTMENTS 94.2%
COMMON STOCKS 93.1%

Beverages 1.1%
Molson Coors Brewing Co. (Class B Stock)	37,000	$1,382,320

Capital Markets 2.6%
Goldman Sachs Group, Inc. (The)	16,500	1,526,250
Morgan Stanley	93,000	1,624,710

		3,150,960

Commercial Services & Supplies 2.7%
Republic Services, Inc.	70,400	1,668,480
Waste Management, Inc.	53,500	1,670,805

		3,339,285

Communications Equipment 1.7%
QUALCOMM, Inc.	52,600	2,012,476

Diversified Financial Services 1.5%
JPMorgan Chase & Co.	45,500	1,876,875

Diversified Telecommunication Services 17.9%
Alaska Communications Systems Group, Inc.(a)	191,800	1,791,412
AT&T, Inc.	100,100	2,679,677
CenturyTel, Inc.	67,900	1,704,969
Chunghwa Telecom Co. Ltd., ADR (Taiwan)(a)	218,042	3,588,971
Consolidated Communications Holdings, Inc.	248,200	2,556,460
FairPoint Communications, Inc.(a)	473,300	1,883,734
France Telecom SA (France)	44,100	1,112,008
KONINKLIJKE KPN NV (Netherlands)	52,600	740,777
Otelco, Inc.	135,000	1,517,400
TCW Energy Partners LLC, (original cost $2,000,000; purchased 07/12/07)(c)(d)	100,000	2,000,000
Telstra Corp. Ltd., ADR (Australia)(a)	161,600	2,251,088

		21,826,496

See Notes to Financial Statements.

Jennison Equity Income Fund	11

Portfolio of Investments

October 31, 2008 continued

	Shares	Value (Note 2)

COMMON STOCKS (Continued)

Electric Utilities 9.7%
Cia Energetica de Minas Gerais, ADR (Brazil)(a)	131,711	$2,003,324
Electricite de France (France)	21,800	1,309,822
Empire District Electric Co. (The)(a)	63,500	1,219,835
Equatorial Energia SA (Brazil)	272,600	1,535,066
Great Plains Energy, Inc.	67,500	1,312,200
Progress Energy, Inc.	56,100	2,208,657
Southern Co. (The)	66,400	2,280,176

		11,869,080

Food Products 3.8%
B&G Foods, Inc. (Class A Stock)	516,000	1,924,680
ConAgra Foods, Inc.	153,200	2,668,744

		4,593,424

Gas Utilities 0.8%
Equitable Resources, Inc.	27,000	937,170

Healthcare Equipment & Supplies 1.0%
Baxter International, Inc.	20,700	1,252,143

Household Products 1.9%
Kimberly-Clark Corp.	38,200	2,341,278

Machinery 0.5%
New Flyer Industries, Inc. (Canada), 144A(c)	79,800	645,524

Multi-Utilities 5.2%
Puget Energy, Inc.	126,300	2,959,209
Sempra Energy	46,000	1,959,140
Xcel Energy, Inc.(a)	84,400	1,470,248

		6,388,597

Oil, Gas & Consumable Fuels 24.8%
Advantage Energy Income Fund (Canada)	331,800	2,056,372
Baytex Energy Trust (Canada)	69,100	1,181,000
Bonavista Energy Trust (Canada)	87,000	1,539,625
Copano Energy LLC, E Units (original cost $3,600,018; purchased 10/18/07)(c)(d)	113,315	2,269,167

See Notes to Financial Statements.

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	Shares	Value (Note 2)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Crescent Point Energy Trust (Canada)	60,400	$1,398,626
Energy Transfer Equity LP	62,600	1,283,300
Energy Transfer Partners LP	67,100	2,605,493
Freehold Royalty Trust (Canada)	191,300	2,328,359
Harvest Energy Trust (Canada)(a)	163,200	1,602,624
ONEOK, Inc.	49,900	1,591,810
ONEOK Partners LP(a)	42,100	2,318,447
Pembina Pipeline Income Fund (Canada)	136,100	1,829,271
Petroleo Brasileiro SA, ADR (Brazil)	38,400	1,032,576
Regency Energy Partners LP(a)	115,870	1,673,163
SemGroup Energy Partners LP(a)	237,500	743,375
Vermilion Energy Trust (Canada)	61,500	1,525,637
Williams Cos., Inc.	75,100	1,574,847
Williams Partners LP(a)	86,500	1,826,015

		30,379,707

Pharmaceuticals 5.2%
Abbott Laboratories	23,000	1,268,450
Johnson & Johnson	40,300	2,472,002
Wyeth	79,900	2,571,182

		6,311,634

Real Estate Investment Trusts 5.4%
Annaly Capital Management, Inc.	178,800	2,485,320
Chimera Investment Corp.	300,000	864,000
Digital Realty Trust, Inc.(a)	98,000	3,281,040

		6,630,360

Road & Rail 1.6%
Norfolk Southern Corp.	31,800	1,906,092

Tobacco 2.7%
Altria Group, Inc.	82,700	1,587,013
Philip Morris International, Inc.	39,300	1,708,371

		3,295,384

Trading Companies & Distributors 1.6%
Aircastle Ltd.(a)	282,200	1,961,290

See Notes to Financial Statements.

Jennison Equity Income Fund	13

Portfolio of Investments

October 31, 2008 continued

	Shares	Value (Note 2)
COMMON STOCKS (Continued)

Transportation Infrastructure 1.4%
Atlantia SpA (Italy)	60,100	$1,100,066
Macquarie Infrastructure Co. LLC(a)	65,500	664,825

		1,764,891

TOTAL COMMON STOCKS (cost $161,489,106)		113,864,986

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#
CONVERTIBLE BOND 1.1%
Telecommunications NII Holdings, Inc. (cost $1,186,515)
3.125%	06/15/12	NR	$2,348	1,291,400

TOTAL LONG-TERM INVESTMENTS (cost $162,675,621)				115,156,386

	Shares

SHORT-TERM INVESTMENT 20.8%

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund - Taxable Money Market Series (cost $25,514,036; includes $20,302,088 of cash collateral received for securities on loan(b)(e)	25,514,036	25,514,036

TOTAL INVESTMENTS(f) 115.0% (cost $188,189,657; Note 5)		140,670,422
Liabilities in excess of other assets (15.0%)		(18,399,672)

NET ASSETS 100.0%		$122,270,750

The following abbreviations are used in Portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified Institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

NR—Not Rated by Moody’s or Standard & Poor’s

# Principal amount is shown in U.S. dollars unless otherwise stated.

† The rating reflected is as of October 31, 2008. Rating of certain bonds may have changed subsequent to that date.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $19,365,496; cash collateral of $20,302,088 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

See Notes to Financial Statements.

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(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $5,600,018. The aggregate value of $4,269,167 is approximately 3.5% of net assets.
(d)	Indicates a security that has been deemed illiquid.
(e)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(f)	As of October 31, 2008, 6 securities representing $8,531,839 and 7.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2008 were as follows:

Oil, Gas & Consumable Fuels	24.8%
Affiliated Money Market Mutual Fund (16.6% represents investments purchased with collateral from securities on loan)	20.8
Diversified Telecommunication Services	17.9
Electric Utilities	9.7
Real Estate Investment Trusts	5.4
Multi-Utilities	5.2
Pharmaceuticals	5.2
Food Products	3.8
Commercial Services & Supplies	2.7
Tobacco	2.7
Capital Markets	2.6
Household Products	1.9
Communications Equipment	1.7
Trading Companies & Distributors	1.6
Road & Rail	1.6
Diversified Financial Services	1.5
Transportation Infrastructure	1.4
Beverages	1.1
Convertible Bond	1.1
Healthcare Equipment & Supplies	1.0
Gas Utilities	0.8
Machinery	0.5

115.0
Liabilities in excess of other assets	(15.0)

100.0%

See Notes to Financial Statements.

Jennison Equity Income Fund	15

Statement of Assets and Liabilities

as of October 31, 2008

Assets
Investments at value, including securities on loan of $19,365,496:
Unaffiliated Investments (cost $162,675,621)	$115,156,386
Affiliated Investments (cost $25,514,036)	25,514,036
Cash	1,589,795
Dividends and interest receivable	1,128,194
Receivable for investments sold	255,478
Receivable for Fund shares sold	38,519
Prepaid expenses	3,011

Total assets	143,685,419

Liabilities
Payable to broker for collateral for securities on loan	20,302,088
Payable for Fund shares redeemed	292,533
Payable to broker	279,288
Accrued expenses	242,439
Advisory fee payable	196,366
Distribution fee	70,573
Affiliated transfer agents’ fee	27,586
Deferred directors’ fee	3,796

Total liabilities	21,414,669

Net Assets	$122,270,750

Net assets were comprised of:
Common stock, at $.001 par value	$14,566
Paid-in capital in excess of par	198,765,088

198,779,654
Undistributed net investment income	926,341
Accumulated net realized loss on investment and foreign currency transactions	(29,898,161)
Net unrealized appreciation (depreciation) on investments and foreign currencies	(47,537,084)

Net assets, October 31, 2008	$122,270,750

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($44,673,105 ÷ 5,194,365 shares of common stock issued and outstanding)	$8.60
Maximum sales charge (5.5% of offering price)	0.50

Offering price per share	$9.10

Class B:
Net asset value, offering and redemption price per share ($3,054,419 ÷ 371,565 shares of common stock issued and outstanding)	$8.22

Class C:
Net asset value, offering and redemption price per share ($23,206,008 ÷ 2,830,164 shares of common stock issued and outstanding)	$8.20

Class L:
Net asset value, offering and redemption price per share ($17,034,178 ÷ 1,992,030 shares of common stock issued and outstanding)	$8.55

Class M:
Net asset value, offering and redemption price per share ($22,318,515 ÷ 2,716,327 shares of common stock issued and outstanding)	$8.22

Class X:
Net asset value, offering and redemption price per share ($11,983,801 ÷ 1,461,693 shares of common stock issued and outstanding)	$8.20

Class Z:
Net asset value, offering and redemption price per share ($724 ÷ 84.2 shares of common stock issued and outstanding)	$8.60

See Notes to Financial Statements.

Jennison Equity Income Fund	17

Statement of Operations

Year Ended October 31, 2008

Net Investment Income
Investment Income
Unaffiliated dividend income	$11,879,829
Affiliated income from securities lending, net	437,205
Affiliated dividend income	189,424
Foreign taxes withheld	(579,732)

Total income	11,926,726

Expenses
Advisory fee	1,656,854
Distribution fee—Class A	145,798
Distribution fee—Class B	42,810
Distribution fee—Class C	362,737
Distribution fee—Class L	137,550
Distribution fee—Class M	478,920
Distribution fee—Class X	158,533
Transfer agent’s fee and expenses (including affiliated expense of $93,200)	471,000
Custodian’s fees and expenses	93,000
Registration fees	79,000
Reports to shareholders	61,000
Audit fee	24,000
Legal fees and expenses	20,000
Directors’ fees	15,000
Insurance fees	4,000
Miscellaneous	14,404

Total expenses	3,764,606
Less: Advisory fee waivers and expense reimbursements	(171,980)

Net expenses	3,592,626

Net investment income	8,334,100

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(19,486,849)
Foreign currency transactions	(113,633)

(19,600,482)

Net change in unrealized appreciation (depreciation) on:
Investments	(76,696,715)
Foreign currencies	(30,770)

(76,727,485)

Net loss on investments and foreign currencies	(96,327,967)

Net Decrease In Net Assets Resulting From Operations	$(87,993,867)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$8,334,100	$7,903,426
Net realized gain (loss) on investments and foreign currency transactions	(19,600,482)	73,006,125
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(76,727,485)	(29,683,572)

Net increase (decrease) in net assets resulting from operations	(87,993,867)	51,225,979

Dividends and Distributions (Note 2)
Dividends from net investment income
Class A	(1,943,877)	(1,605,295)
Class B	(124,145)	(120,218)
Class C	(1,084,801)	(1,180,234)
Class L	(894,814)	(1,176,334)
Class M	(1,527,384)	(2,431,718)
Class X	(665,772)	(724,560)

Total dividends	(6,240,793)	(7,238,359)

Distributions from net realized gains
Class A	(13,789,687)	—
Class B	(1,143,626)	—
Class C	(10,704,138)	—
Class L	(7,898,485)	—
Class M	(17,695,805)	—
Class X	(6,199,047)	—

Total distributions	(57,430,788)	—

Fund share transactions (Note 4)
Net proceeds from shares sold	15,476,936	17,116,330
Net asset value of shares issued in reinvestment of dividends and distributions	60,377,674	6,509,802
Cost of shares redeemed	(57,146,480)	(79,167,291)

Increase (decrease) in net assets from Fund share transactions	18,708,130	(55,541,159)

Total decrease in net assets	(132,957,318)	(11,553,539)

Net Assets
Beginning of year	255,228,068	266,781,607

End of year(a)	$122,270,750	$255,228,068

(a) Includes undistributed net investment income of:	$926,341	$—

See Notes to Financial Statements.

Jennison Equity Income Fund	19

Notes to Financial Statements

1. Organization

Strategic Partners Mutual Funds, Inc., formerly known as American Skandia Advisor Funds, Inc., (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Company was organized on March 5, 1997, as a Maryland Corporation. The Company operates as a series company and effective April 12, 2004, the name of the Company was changed to Strategic Partners Mutual Funds, Inc. At October 31, 2008, the Company consisted of three diversified investment portfolios (each a “Fund” and collectively the “Funds”). The information presented in these financial statements pertains to Jennison Equity Income Fund. The investment objective of the Fund is long term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuation in relation to their fundamental business prospects.

2. Significant Accounting Policies

The following accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Company and the Funds in the preparation of their financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable

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market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign Currency Translation: Fund securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based on the current rates of exchange. Purchases and sales of Fund securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. Gains and losses resulting from changes in exchange rates applicable to long-term foreign securities are not reported separately from gains and losses arising from movements in securities prices. Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Fund securities, resulting from changes in exchange rates.

Repurchase Agreements: A repurchase agreement is a commitment to purchase securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the securities will be at least equal to their repurchase price.

Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Jennison Equity Income Fund	21

Notes to Financial Statements

continued

Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Fund’s Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Fund’s Securities Lending Agent utilized collateral held on behalf of the Fund for securities out on loan to compensate the Fund for the failure of Lehman to return the securities.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-divided date. Dividends, if any, from net investment income are declared and paid

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at least quarterly. These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America.

Net realized gains from investment transactions, if any are distributed at least annually. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate tax paying entity. It is the Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements and Other Transactions with Affiliates

The Fund has entered into investment management agreement with PI which provides that the Manager will furnish the Fund with investment advice and investment management and administrative services. The Manager has entered into a subadvisory agreement with Jennison Associates LLLC.

Advisory Fees and Expense Limitations: The Manager receives a fee, computed daily and paid monthly, based on an annual rate of the average net assets. The Manager pays the subadvisor a fee as compensation for advisory services provided to the Fund. The Manager has voluntarily agreed to waive expenses in accordance with limitation expense policies as noted in the table below. The Manager will reimburse the Fund for its operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the advisory fee, which in the aggregate exceed specified percentages of the Fund’s average net assets while retaining their ability to be reimbursed for such fee waivers prior to the end of the fiscal year. The advisory fee and expense limitation are summarized as follows:

Advisory Expense	Effective Advisory Fee Net of Waiver	Fees Limitation
0.85% to $500 million;	0.85%	1.15%
0.80% next $500 million;
0.75% in excess of $1 billion

Jennison Equity Income Fund	23

Notes to Financial Statements

continued

Such voluntary fee waivers or reductions have been calculated prior to any fee reimbursements with respect to the expense limitations, and may be rescinded at any time and without notice to investors. All reimbursements by the Manager are reflected in the Statements of Operations.

Certain officers and directors of the Funds are officers or directors of the Manager. The Funds pay no compensation directly to their officers or interested directors.

Prudential Investment Management Services LLC (“PIMS”) and American Skandia Marketing, Incorporated (“ASMI”), both affiliates of Prudential Investments LLC and an indirect, wholly-owned subsidiary of Prudential serves as the distributor for the Funds. The Company has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for Class A, B, C, D, L, M, X and Z shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940. No distribution or service fees are paid to PIMS as distributor for Class Z shares.

Under the Plans, the Fund compensate PIMS and ASMI a distribution and service fee at an annual rate up to 0.30%, 1.00%, 1.00%, 0.50%, 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A, B, C, D, L, M and X shares, respectively. For the year ended October 31, 2008, PIMS has contractually agreed to limit such fees to 0.25 of 1% of the average daily net assets of the Class A shares. The effective annualized distribution rate for Class X shares was 0.77% for the year ended October 31, 2008.

During the year ended October 31, 2008, PIMS has advised the Fund, front-end sales charges (“FESC”) and gross contingent deferred sales charges (“CDSC”) were approximately as follows:

Class A FESC	Class A CDSC	Class B CDSC	Class C CDSC	Class M CDSC	Class X CDSC
$98,900	$100	$16,300	$2,600	$71,400	$10,100

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses are shown in the Statements of Operations.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First

24	Visit our website at www.jennisondryden.com

Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations. For the year ended October 31, 2008, the Fund incurred approximately $41,600 in total networking fees, of which $3,900 was paid to Wachovia and First Clearing.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, served as the Fund’s securities lending agent. For the year ended October 31, 2008, PIM has been compensated approximately $187,000 for these services.

4. Shares of Capital Stock

Class A shares are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L shares and Class M shares are only exchangeable with Class L shares and Class M shares, respectively, offered by the other Strategic Partners Funds. Class X shares are closed to new purchases. The authorized capital stock of the Fund is 5.5 billion shares, with a par value of $.001 per share.

Jennison Equity Income Fund	25

Notes to Financial Statements

continued

Transactions in shares of capital stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2008:
Shares sold	798,547	$10,182,259
Shares issued in reinvestment of dividends and distributions	1,124,209	15,098,192
Shares reacquired	(1,522,481)	(18,987,245)

Net increase (decrease) in shares outstanding before conversion	400,275	6,293,206
Shares issued upon conversion from Class B, Class M and Class X	1,745,515	22,234,927

Net increase (decrease) in shares outstanding	2,145,790	$28,528,133

Year ended October 31, 2007:
Shares sold	504,326	$9,191,743
Shares issued in reinvestment of dividends and distributions	75,520	1,374,588
Shares reacquired	(784,318)	(14,049,788)

Net increase (decrease) in shares outstanding before conversion	(204,472)	(3,483,457)
Shares issued upon conversion from Class B, Class M, and Class X into A	1,409,216	25,415,763

Net increase (decrease) in shares outstanding	1,204,744	$21,932,306

Class B
Year ended October 31, 2008:
Shares sold	102,638	$1,219,155
Shares issued in reinvestment of dividends and distributions	93,538	1,206,882
Shares reacquired	(78,490)	(968,435)

Net increase (decrease) in shares outstanding before conversion	117,686	1,457,602
Shares reacquired upon conversion into Class A	(9,047)	(105,186)

Net increase (decrease) in shares outstanding	108,639	$1,352,416

Year ended October 31, 2007:
Shares sold	65,838	$1,148,830
Shares issued in reinvestment of dividends and distributions	6,431	114,008
Shares reacquired	(60,547)	(1,043,828)

Net increase (decrease) in shares outstanding before conversion	11,722	219,010
Shares reacquired upon conversion into Class A	(6,212)	(111,527)

Net increase (decrease) in shares outstanding	5,510	$107,483

26	Visit our website at www.jennisondryden.com

Class C	Shares	Amount
Year ended October 31, 2008:
Shares sold	260,750	$3,171,604
Shares issued in reinvestment of dividends and distributions	868,084	11,180,250
Shares reacquired	(777,400)	(9,434,202)

Net increase (decrease) in shares outstanding	351,434	$4,917,652

Year ended October 31, 2007:
Shares sold	187,454	$3,257,745
Shares issued in reinvestment of dividends and distributions	61,248	1,084,146
Shares reacquired	(712,301)	(12,235,739)

Net increase (decrease) in shares outstanding	(463,599)	$(7,893,848)

Class L
Year ended October 31, 2008:
Shares sold	15,236	$204,027
Shares issued in reinvestment of dividends and distributions	637,860	8,535,877
Shares reacquired	(494,743)	(6,158,147)

Net increase (decrease) in shares outstanding	158,353	$2,581,757

Year ended October 31, 2007:
Shares sold	28,679	$490,444
Shares issued in reinvestment of dividends and distributions	60,767	1,094,169
Shares reacquired	(623,099)	(11,027,953)

Net increase (decrease) in shares outstanding	(533,653)	$(9,443,340)

Class M
Year ended October 31, 2008:
Shares sold	44,700	$605,499
Shares issued in reinvestment of dividends and distributions	1,365,632	17,647,609
Shares reacquired	(1,294,819)	(16,176,620)

Net increase (decrease) in shares outstanding before conversion	115,513	2,076,488
Shares reacquired upon conversion into Class A	(1,693,049)	(20,927,040)

Net increase (decrease) in shares outstanding	(1,577,536)	$(18,850,552)

Year ended October 31, 2007:
Shares sold	125,614	$2,140,519
Shares issued in reinvestment of dividends and distributions	122,138	2,162,317
Shares reacquired	(1,914,141)	(32,978,663)

Net increase (decrease) in shares outstanding before conversion	(1,666,389)	(28,675,827)
Shares reacquired upon conversion into Class A	(1,442,308)	(25,194,755)

Net increase (decrease) in shares outstanding	(3,108,697)	$(53,870,582)

Jennison Equity Income Fund	27

Notes to Financial Statements

continued

Class X	Shares	Amount
Year ended October 31, 2008:
Shares sold	7,854	$93,392
Shares issued in reinvestment of dividends and distributions	521,502	6,708,864
Shares reacquired	(426,866)	(5,421,831)

Net increase (decrease) in shares outstanding before conversion	102,490	1,380,425
Shares reacquired upon conversion into Class A	(119,010)	(1,202,701)

Net increase (decrease) in shares outstanding	(16,520)	$177,724

Year ended October 31, 2007:
Shares sold	52,564	$887,049
Shares issued in reinvestment of dividends and distributions	38,478	680,574
Shares reacquired	(454,598)	(7,831,320)

Net increase (decrease) in shares outstanding before conversion	(363,556)	(6,263,697)
Shares reacquired upon conversion into Class A	(6,177)	(109,481)

Net increase (decrease) in shares outstanding	(369,733)	$(6,373,178)

Class Z
Period ended October 31, 2008:
Shares sold	84	$1,000
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	84	$1,000

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

In order to present undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the tax year ended October 31, 2008, the adjustments were to decrease undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions by $1,040,170 due to the treatment for book and tax purposes of foreign currency gains and losses and investments in passive foreign investments companies, real estate investment trusts and partnerships. Net investment income, net realized loss and net assets were not affected by this change.

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For the fiscal year ended October 31, 2008 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $6,263,515 from ordinary income and $57,408,066 from long term capital gains. For the fiscal year ended October 31, 2007 the tax character of dividends paid was $7,238,359 from ordinary income. For federal income tax purposes, dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

As of October 31, 2008, the accumulated undistributed earnings on a tax basis was $943,861 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

At October 31, 2008, for federal income tax purposes, the Fund had a capital loss carryforward of approximately $30,741,000 of which $9,574,000 expires in 2009, $2,829,000 expires in 2010 and $18,338,000 expires in 2016. Certain portions of the capital loss carryforwards were assumed by the Fund as a result of an acquisition. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2008 was as follows:

Tax basis	Appreciation	Depreciation	Net Unrealized Depreciation
$187,360,975	$2,200,262	$(48,890,815)	$(46,690,553)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and tax adjustments due to investments in passive foreign investment companies and partnerships.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Portfolio Securities

Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the year ended October 31, 2008, were $126,174,971 and $167,681,683, respectively.

Jennison Equity Income Fund	29

Notes to Financial Statements

continued

7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund did not utilize the line of credit during the year ended October 31, 2008.

8. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” “FAS 157”. FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities “FAS 161”. FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

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On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4 (“FSP 133-1”), Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/ performance risk of a guarantee. FSP 133-1 and FIN 45-4 is effective for reporting periods (annual or interim) ending after November 15, 2008. Management of the Fund is currently assessing the impact of adopting FSP No. FAS 133-1 and FIN 45-4.

Jennison Equity Income Fund	31

Financial Highlights

Class A
Year Ended October 31, 2008(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$19.47

Income from investment operations:
Net investment income	0.60
Net realized and unrealized gain (loss) on investments	(6.57)

Total from investment operations	(5.97)

Less Dividends and Distributions:
Dividends from net investment income	(0.49)
Distributions from net realized gains	(4.41)

Total dividends and distributions	(4.90)

Net asset value, end of period	$8.60

Total Return(a)	(39.46)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$44.7
Ratios to average net assets(f):
Expenses after advisory fee waiver and expense reimbursement	1.41%
Expenses before advisory fee waiver and expense reimbursement	1.50%
Net investment income	4.75%
Portfolio turnover rate	66%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of sales on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.
(f)	Does not include expense of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

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Class A
Year Ended October 31,			April 12, 2004(d) through October 31, 2004(e)
2007(e)	2006(e)	2005

$16.45	$13.99	$12.99	$13.28

0.66	0.12	0.13	0.04
3.02	2.36	1.00	(0.33)

3.68	2.48	1.13	(0.29)

(0.66)	(0.02)	(0.13)	—
—	—	—	—

(0.66)	(0.02)	(0.13)	—

$19.47	$16.45	$13.99	$12.99

22.72%	17.74%	8.72%	(2.18)%

$59.3	$30.3	$14.8	$9.0

1.40%	1.40%	1.41%	1.40	%(b)
1.51%	1.49%	1.84%	1.78	%(b)
3.83%	0.78%	0.78%	0.59	%(b)
143%	36%	66%	54	%(c)

See Notes to Financial Statements.

Jennison Equity Income Fund	33

Financial Highlights

continued

Class B
Year Ended October 31, 2008(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$18.85

Income from investment operations:
Net investment income (loss)	0.49
Net realized and unrealized gain (loss) on investments	(6.31)

Total from investment operations	(5.82)

Less Dividends and Distributions:
Dividends from net investment income	(0.40)
Distributions from net realized gains	(4.41)

Total dividends and distributions	(4.81)

Net asset value, end of period	$8.22

Total Return(a)	(39.89)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.1
Ratios to average net assets(f):
Expenses after advisory fee waiver and expense reimbursement	2.16%
Expenses before advisory fee waiver and expense reimbursement	2.25%
Net investment income (loss)	3.98%
Portfolio turnover rate	66%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of sales on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.
(f)	Does not include expense of the underlying portfolio in which the Fund invests.
*	Amount is less than $0.005.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended October 31,			April 12, 2004(d) through October 31, 2004(e)
2007(e)	2006(e)	2005

$15.89	$13.60	$12.63	$12.98

0.51	0.01	— *	(0.01)
2.91	2.28	0.98	(0.34)

3.42	2.29	0.98	(0.35)

(0.46)	—	(0.01)	—
—	—	—	—

(0.46)	—	(0.01)	—

$18.85	$15.89	$13.60	$12.63

21.76%	16.84%	7.77%	(2.70)%

$5.0	$4.1	$3.1	$1.1

2.15%	2.15%	2.16%	2.15	%(b)
2.26%	2.24%	2.59%	2.53	%(b)
2.95%	0.05%	(0.04)%	(0.21	)%(b)
143%	36%	66%	54	%(c)

See Notes to Financial Statements.

Jennison Equity Income Fund	35

Financial Highlights

continued

Class C
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.82

Income from investment operations:
Net investment income (loss)	0.49
Net realized and unrealized gain (loss) on investments	(6.30)

Total from investment operations	(5.81)

Less Dividends and Distributions:
Dividends from net investment income	(0.40)
Distributions from net realized gains	(4.41)

Total dividends and distributions	(4.81)

Net asset value, end of year	$8.20

Total Return(a)	(39.91)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$23.2
Ratios to average net assets(c):
Expenses after advisory fee waiver and expense reimbursement	2.16%
Expenses before advisory fee waiver and expense reimbursement	2.25%
Net investment income (loss)	3.96%
Portfolio turnover rate	66%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of sales on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Does not include expense of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class C
Year Ended October 31,
2007(b)	2006(b)	2005	2004(b)

$15.87	$13.57	$12.61	$11.57

0.52	0.01	0.01	(0.03)
2.89	2.29	0.96	1.07

3.41	2.30	0.97	1.04

(0.46)	—	(0.01)	—
—	—	—	—

(0.46)	—	(0.01)	—

$18.82	$15.87	$13.57	$12.61

21.80%	16.95%	7.70%	8.99%

$46.6	$46.7	$54.2	$42.5

2.15%	2.15%	2.16%	2.15%
2.26%	2.24%	2.59%	2.53%
2.89%	0.07%	0.14%	(0.28)%
143%	36%	66%	54%

See Notes to Financial Statements.

Jennison Equity Income Fund	37

Financial Highlights

continued

Class L(c)
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.38

Income from investment operations:
Net investment income	0.57
Net realized and unrealized gain (loss) on investments	(6.54)

Total from investment operations	(5.97)

Less Dividends and Distributions:
Dividends from net investment income	(0.45)
Distributions from net realized gains	(4.41)

Total dividends and distributions	(4.86)

Net asset value, end of year	$8.55

Total Return(a)	(39.63)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$17.0
Ratios to average net assets(d):
Expenses after advisory fee waiver and expense reimbursement	1.66%
Expenses before advisory fee waiver and expense reimbursement	1.75%
Net investment income	4.45%
Portfolio turnover rate	66%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of sales on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.
(d)	Does not include expense of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class L(c)
Year Ended October 31,
2007(b)	2006(b)	2005	2004(b)

$16.37	$13.93	$12.96	$11.83

0.61	0.08	0.08	0.03
2.99	2.36	0.98	1.10

3.60	2.44	1.06	1.13

(0.59)	—	(0.09)	—
—	—	—	—

(0.59)	—	(0.09)	—

$19.38	$16.37	$13.93	$12.96

22.43%	17.52%	8.19%	9.55%

$35.5	$38.7	$46.3	$41.8

1.65%	1.65%	1.66%	1.65%
1.76%	1.74%	2.09%	2.03%
3.37%	0.57%	0.67%	0.21%
143%	36%	66%	54%

See Notes to Financial Statements.

Jennison Equity Income Fund	39

Financial Highlights

continued

Class M(c)
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.85

Income from investment operations:
Net investment income (loss)	0.49
Net realized and unrealized gain (loss) on investments	(6.31)

Total from investment operations	(5.82)

Less Dividends and Distributions:
Dividends from net investment income	(0.40)
Distributions from net realized gains	(4.41)

Total dividends and distributions	(4.81)

Net asset value, end of year	$8.22

Total Return(a)	(39.89)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$22.3
Ratios to average net assets(d):
Expenses after advisory fee waiver and expense reimbursement	2.16%
Expenses before advisory fee waiver and expense reimbursement	2.25%
Net investment income (loss)	3.90%
Portfolio turnover rate	66%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of sales on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.
(d)	Does not include expense of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class M(c)
Year Ended October 31,
2007(b)	2006(b)	2005	2004(b)

$15.89	$13.60	$12.63	$11.58

0.52	0.01	0.01	(0.03)
2.90	2.28	0.97	1.08

3.42	2.29	0.98	1.05

(0.46)	—	(0.01)	—
—	—	—	—

(0.46)	—	(0.01)	—

$18.85	$15.89	$13.60	$12.63

21.76%	16.84%	7.77%	9.07%

$80.9	$117.6	$143.4	$110.2

2.15%	2.15%	2.16%	2.15%
2.26%	2.24%	2.59%	2.53%
2.79%	0.07%	0.13%	(0.28)%
143%	36%	66%	54%

See Notes to Financial Statements.

Jennison Equity Income Fund	41

Financial Highlights

continued

Class X
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.81

Income from investment operations:
Net investment income (loss)	0.51
Net realized and unrealized gain (loss) on investments	(6.28)

Total from investment operations	(5.77)

Less Dividends and Distributions:
Dividends from net investment income	(0.43)
Distributions from net realized gains	(4.41)

Total dividends and distributions	(4.84)

Net asset value, end of year	$8.20

Total Return(a)	(39.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12.0
Ratios to average net assets(d):
Expenses after advisory fee waiver and expense reimbursement	1.93%
Expenses before advisory fee waiver and expense reimbursement	2.02%
Net investment income (loss)	4.18%
Portfolio turnover rate	66%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of sales on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total Return for Class X shares does not reflect the payment of bonus shares.
(d)	Does not include expense of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

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Class X
Year Ended October 31,
2007(b)	2006(b)	2005	2004(b)

$15.86	$13.57	$12.61	$11.56

0.52	0.01	0.01	(0.03)
2.89	2.28	0.96	1.08

3.41	2.29	0.97	1.05

(0.46)	—	(0.01)	—
—	—	—	—

(0.46)	—	(0.01)	—

$18.81	$15.86	$13.57	$12.61

21.74%	16.88%	7.70%	9.08	%(c)

$27.8	$29.3	$41.0	$28.5

2.15%	2.15%	2.16%	2.15%
2.26%	2.24%	2.59%	2.53%
2.87%	0.07%	0.13%	(0.28)%
143%	36%	66%	54%

See Notes to Financial Statements.

Jennison Equity Income Fund	43

Financial Highlights

continued

	Class Z
	August 25, 2008(d) through October 31, 2008(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.89

Income from investment operations:
Net investment income	0.13
Net realized and unrealized gain (loss) on investments	(3.42)

Total from investment operations	(3.29)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net asset value, end of period	$8.60

Total Return(a)	(27.67)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$—	(g)
Ratios to average net assets(f):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.03	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03	%(b)
Net investment income	6.92	%(b)
Portfolio turnover rate	66	%(c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of sales on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.
(f)	Does not include expense of the underlying portfolio in which the Fund invests.
(g)	Net assets were $724 on October 31, 2008.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Jennison Equity Income Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2008

Jennison Equity Income Fund	45

Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (October 31, 2008), as to the federal income tax status of dividends and distributions paid by the Fund during such fiscal year. For the fiscal year ended October 31, 2008, the Fund paid dividends from net investment income of .49, .40, ..40, .45, .40 and .43 per share for Class A, B, C, L, M and X shares, respectively. In addition, the Fund paid long-term capital gains of $4.41 per share for Class A, B, C, L, M and X shares.

Further, we wish to advise you that 86.33% of ordinary income dividends paid in the fiscal year ended October 31, 2008 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund designates 100% of ordinary income dividends as qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2009, you will be advised on IRS Form 1099DIV or substitute 1099DIV as to federal tax status of dividends and distributions received by you in calendar year 2008.

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 62	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008)

Linda W. Bynoe (56) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director of Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 62	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 62	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 62	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Jennison Equity Income Fund

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 62	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 62	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 62	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Members

Judy A. Rice (60) Board Member & President Portfolios Overseen: 62	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

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Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 146	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]

The year in which each individual joined the Fund’s Board is as follows: Linda W. Bynoe, 2005; David E.A. Carson, 1993; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003, Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member and President since 2003; Robert F. Gunia, Board Member since 2003 and Vice President since 1999.

Jennison Equity Income Fund

Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).

Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

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Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2003; Jonathan D. Shain, 2003; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Jennison Equity Income Fund

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Strategic Partners Mutual Funds, Inc. oversees the management of the Jennison Equity Income Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and ten-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Jennison Equity Income Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Equity Income Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to

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its Peer Universe (the Lipper Income Funds Performance Universe) was in the first quartile over the one-, three-, five- and ten-year periods. The Board also noted that the Fund outperformed its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s third quartile and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board concluded that, given the Fund’s competitive performance, the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board

Jennison Equity Income Fund

Approval of Advisory Agreements (continued)

concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–42.79%	N/A	N/A	–2.79% (4/12/04)
Class B	–42.07	N/A	N/A	–2.52 (4/12/04)
Class C	–40.34	0.08%	1.70%	—
Class L	–43.10	–0.60	1.60	—
Class M	–42.51	–0.18	1.69	—
Class X	–42.35	–0.28	1.71	—
Class Z	N/A	N/A	N/A	N/A (8/22/08)

Average Annual Total Returns (Without Sales Charges) as of 10/31/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–39.46%	N/A	N/A	–1.58% (4/12/04)
Class B	–39.89	N/A	N/A	–2.37 (4/12/04)
Class C	–39.91	0.08%	1.70%	—
Class L	–39.63	0.58	2.20	—
Class M	–39.89	0.10	1.69	—
Class X	–39.74	0.15	1.71	—
Class Z	N/A	N/A	N/A	N/A (8/22/08)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or

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less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Gross operating expenses: Class A, 1.50%; Class B, 2.25%; Class C, 2.25%; Class L, 1.75%; Class M, 2.25%; Class X, 2.02%; Class Z, 1.03%. net operating Expenses apply to: Class A, 1.41%; Class B, 2.16%; Class C, 2.16%; Class L, 1.66%; Class M, 2.16%; Class X, 1.93%; Class Z, 1.03%, after contractual reduction through 2/28/2010.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 years of returns.

The graph compares a $10,000 investment in the Jennison Equity Income Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class L shares (October 31, 1998) and the account values at the end of the current fiscal year (October 31, 2008) as measured on a quarterly basis. The data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Funds in the Lipper Equity Income Category Average seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Equity Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTORS	Prudential Annuities Distributors, Inc.	One Corporate Drive Shelton, CT 06484

	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Equity Income Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Equity Income Fund
Share Class	A	B	C	L*	M**	X***	Z
NASDAQ	SPQAX	N/A	AGOCX	AGOAX	AGOBX	AXGOX	JDEZX
CUSIP	86277C108	86277C306	86277C504	86277C207	86277C405	86277C603	86277E427

*Closed to most new purchases (with the exception of reinvested dividends and purchases by college savings plans) and available for limited exchanges only.

**Closed to most new purchases (with the exception of reinvested dividends) and available for limited exchanges only.

***Available for limited exchanges only.

MF203E    IFS-A159561    Ed. 12/2008

OCTOBER 31, 2008	ANNUAL REPORT

Dryden Money Market Fund

FUND TYPE

Money market

OBJECTIVE

Maximum current income consistent with stability of capital and the maintenance of liquidity

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden Money Market Fund informative and useful. Because market volatility climbed sharply in 2008, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Money Market Fund

Dryden Money Market Fund	1

Your Fund’s Performance

Fund objectives

The investment objectives of the Dryden Money Market Fund are to seek high current income and maintain high levels of liquidity. There can be no assurance that the Fund will achieve its investment objectives.

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, the Fund is participating in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. The Program generally does not guarantee any new investments in the Fund made after September 19, 2008, and is scheduled to expire on April 30, 2009. For more information about the Program’s scope and limitations, please see the Fund’s most recent prospectus and the supplement dated December 4, 2008. Gross operating expenses: Class A, 1.20%; Class C, 2.02%; Class D, 1.57%; Class L, 1.57%; Class M, 2.03%; Class X, 2.02%. Net operating expenses apply to: Class A, 1.10%; Class C, 1.92%; Class D, 1.47%; Class L, 1.47%; Class M, 1.93%; Class X, 1.92%, after contractual reduction through 2/28/2009.

Fund Facts* as of 10/31/08
	12 Months Total Return	7-Day Current Yield	Net Asset Value (NAV)	Weighted Avg. Maturity (WAM)	Net Assets (Millions)
Class A	2.42%	0.91%	$1.00	22 Days	$12
Class C	1.59%	0.50%	$1.00	22 Days	$5
Class D	2.04%	0.55%	$1.00	22 Days	$6
Class L	2.04%	0.55%	$1.00	22 Days	$8
Class M	1.59%	0.50%	$1.00	22 Days	$14
Class X	1.59%	0.50%	$1.00	22 Days	$7
Lipper Money Market Instrument Funds Avg.[1]	2.54%	N/A	N/A	N/A	N/A

Source: Prudential Investments LLC and Lipper Inc. The one-year total return in the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

* Class D and Class L shares are subject to a distribution and service (12b-1) fee of 0.50%. Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class A shares are subject to a 12b-1 fee of 0.125%.

1 Funds in the Lipper Money Market Instrument Funds Average invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds typically intend to keep a constant net asset value.

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Strategy and Performance Overview

How did the Fund perform?

The Fund’s Class L shares returned 2.04% for the 12 months ended October 31, 2008, compared to a 2.54% return for the Lipper Money Market Instrument Funds Average. The Fund’s net asset value remained at $1.00 per share throughout its reporting period.

How is the Fund managed?

Prudential Fixed Income Management employs a team-based approach to manage the Fund. Research plays a key role in this process. Senior investment professionals develop a quarterly market outlook that provides an overall view on the economy, interest rates, risk levels in the major bond markets, and the yield curve. (The latter is a single-line graph that depicts the relationship between yields on similarly rated debt securities from the shortest to the longest maturities.) This outlook helps set broad investment strategies for the Fund. In selecting investments for the Fund, portfolio managers work closely with a team of credit research analysts to carefully choose money market securities of companies that meet Prudential Fixed Income Management’s rigorous credit criteria.

What were conditions like in the credit markets?

The investment environment was marked by severe stress in financial systems around the world, increasing aversion to risky investments, and sharply declining interest rates in the United States. Commercial banks and Wall Street investment banks had begun to take multibillion-dollar write-downs on debt securities linked to subprime mortgages in the United States. With the bursting of the nation’s housing bubble, delinquencies and foreclosures on these risky home loans had climbed sharply.

The magnitude of the financial crisis required aggressive and inventive measures to ease stress in the credit markets. The Federal Reserve (the Fed) unveiled innovative steps aimed at boosting liquidity in the financial markets. It helped facilitate the acquisition of Bear Stearns Cos. by J.P. Morgan Chase and Co. at a deep discount as the former lost access to funding. Soon thereafter, the Fed allowed Wall Street investment banks to borrow from its discount window on much the same terms as commercial banks. The Fed also tried to stimulate economic growth in the United States by repeatedly cutting short-term interest rates, which lowered its target for the federal funds rate on overnight loans between banks a total of 3.5 percentage points to 1.00%.

Despite such efforts, the investment environment continued to deteriorate, with the most significant developments occurring in September 2008. For example, the federal government pledged support to Fannie Mae and Freddie Mac, two government-sponsored enterprises that own or guarantee more than one trillion dollars of

Dryden Money Market Fund	3

Strategy and Performance Overview (continued)

mortgages in the United States. Lehman Brothers Holdings Inc., one of Wall Street’s most prestigious investment banks, filed for bankruptcy protection, further roiling the debt markets.

How did the Fund invest during the reporting period?

Prudential Fixed Income Management increasingly employed a very conservative investment strategy. It focused on maintaining a high level of liquidity in the Fund primarily by selecting federal agency securities and high-quality money market securities of corporations and banks, most of which matured in three months or less.

As a result of this emphasis, the Fund’s weighted average maturity (WAM) was positioned significantly shorter than that of the average comparable portfolio for much of its reporting period. (WAM measures a portfolio’s sensitivity to changes in the level of interest rates. It considers the maturity and quantity of each security held in a portfolio.) At the end of its fiscal year, the Fund was positioned for its merger with MoneyMart Assets Inc., which is expected to occur in December 2008.

Does the Fund participate in the U.S. Department of the Treasury’s Temporary Guaranty Program for Money Market Funds?

Yes, the Fund is a participant in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the Program). The Program provides a guarantee to the Fund’s shareholders based on the number of shares invested in the Fund at the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 will not be guaranteed.

If a customer closes his/her account with the Fund or broker/dealer, any future investment in the Fund will not be guaranteed. The program does not guarantee money market fund shares purchased in new accounts after that date. If the number of shares held in an account fluctuates over the period, investors will be covered for the lesser of the current amount of shares held or the number of shares held as of the close of business on September 19, 2008. The program expires on April 30, 2009, unless extended by the U.S. Treasury Department.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2008, at the beginning of the period, and held through the six-month period ended October 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Dryden Money Market Fund	5

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Money Market Fund		Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,007.50	1.21%	$6.11
	Hypothetical	$1,000.00	$1,019.05	1.21%	$6.14

Class C	Actual	$1,000.00	$1,003.70	2.08%	$10.48
	Hypothetical	$1,000.00	$1,014.68	2.08%	$10.53

Class D	Actual	$1,000.00	$1,005.70	1.58%	$7.97
	Hypothetical	$1,000.00	$1,017.19	1.58%	$8.01

Class L	Actual	$1,000.00	$1,005.70	1.58%	$7.97
	Hypothetical	$1,000.00	$1,017.19	1.58%	$8.01

Class M	Actual	$1,000.00	$1,003.70	2.08%	$10.48
	Hypothetical	$1,000.00	$1,014.68	2.08%	$10.53

Class X	Actual	$1,000.00	$1,003.70	2.08%	$10.48
	Hypothetical	$1,000.00	$1,014.68	2.08%	$10.53

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

October 31, 2008

Principal Amount (000)#		Value (Note 2)

CERTIFICATES OF DEPOSIT 13.7%
$2,000	BNP Paribas 2.80%, 11/24/08	$2,000,000
1,000	Branch Banking & Trust Co. 2.71%, 11/17/08	1,000,000
2,000	Rabobank Nederland NV (NY Branch) 2.72%, 11/24/08	2,000,000
1,062	Royal Bank of Scotland/NY 2.81%, 11/28/08	1,062,000
1,000	Skandinaviska Enskilda Banken AB 2.80%, 11/17/08	1,000,000

	TOTAL CERTIFICATES OF DEPOSIT (cost $7,062,000)	7,062,000

COMMERCIAL PAPER 20.0%
1,300	Bank of America Corp. NA 2.765%(b), 12/12/08	1,295,907
2,000	Citigroup Funding, Inc. 2.88%(b), 11/12/08	1,998,240
2,000	JPMorgan Chase & Co. 2.75%(b), 12/10/08	1,994,042
1,000	Long Lane Master Trust IV, 144A 3.95%(b), 11/10/08	999,013
1,000	Prudential PLC, 144A 2.81%(b), 11/10/08	999,297
2,000	Toyota Motor Credit Corp. 2.00%(b), 11/06/08	1,999,445
1,000	Westpac Securities NZ LT, 144A 3.004%(a), 01/28/09	1,000,000

	TOTAL COMMERCIAL PAPER (cost $10,285,944)	10,285,944

CORPORATE OBLIGATIONS 11.9%
2,000	General Electric Capital Corp., Sr. Unsec’d. Notes, MTN 2.941%(a), 02/02/09	2,000,164
1,200	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes 3.25%(a), 12/23/08	1,199,182
910	Sr. Unsec’d. Notes, MTN 3.294%(a), 12/22/08	909,222
2,000	Wells Fargo Bank NA 2.70%, 11/25/08	1,999,846

	TOTAL CORPORATE OBLIGATIONS (cost $6,108,414)	6,108,414

See Notes to Financial Statements.

Dryden Money Market Fund	7

Schedule of Investments

October 31, 2008 continued

Principal Amount (000)#		Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS 51.5%
$1,000	Federal Home Loan Bank, Bonds 4.259%(a), 02/17/09	$1,000,000
2,000	0.51%(a), 02/19/09	2,000,000
1,000	0.54%(a), 02/23/09	1,000,000
8,500	Disc. Notes(b) 1.25%, 11/21/08	8,494,550
1,000	2.48%, 11/21/08	998,170
4,000	Federal Home Loan Mortgage Corp., Disc. Notes(b) 1.40%, 11/17/08	3,997,685
2,000	2.33%, 11/17/08	1,997,929
1,000	2.47%, 11/17/08	998,728
4,484	Federal National Mortgage Assoc., Disc. Notes(b) 1.00%, 12/16/08	4,478,395
1,500	2.02%, 11/18/08	1,498,570

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $26,464,027)	26,464,027

Shares
AFFILIATED MONEY MARKET MUTUAL FUND 3.0%
1,567,962	Dryden Core Investment Fund—Taxable Money Market Series(c)	1,567,962

	TOTAL INVESTMENTS 100.1% (cost $51,488,347; Note 5)†	51,488,347
	Liabilities in excess of other assets (0.1%)	(65,909)

	NET ASSETS 100.0%	$51,422,438

The following abbreviation is used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

MTN—Medium Term Note

#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(a)	Indicates a variable rate security.
(b)	Rates shown are the effective yields at purchase date.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2008	ANNUAL REPORT

Dryden Money Market Fund

Statement of Assets and Liabilities

as of October 31, 2008

Assets
Investments at value:
Unaffiliated Investments (cost $49,920,385)	$49,920,385
Affiliated Investments (cost $1,567,962)	1,567,962
Receivable for Fund shares sold	167,190
Dividends and interest receivable	98,478
Prepaid expenses	5,200

Total assets	51,759,215

Liabilities
Accrued expenses	143,678
Payable for Fund shares reacquired	121,331
Affiliated transfer agent fee payable	29,129
Distribution fee payable	23,023
Advisory fee payable	17,642
Deferred directors’ fee	1,974

Total liabilities	336,777

Net Assets	$51,422,438

Net assets were comprised of:
Common stock, at $.001 par value	$51,468
Paid-in capital in excess of par	51,386,166

51,437,634
Overdistribution of net investment income	(1,974)
Accumulated net realized loss on investment transactions	(13,222)

Net assets, October 31, 2008	$51,422,438

See Notes to Financial Statements.

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Class A:
Net asset value, offering and redemption price per share ($11,677,916 ÷ 11,677,680 shares of common stock issued and outstanding)	$1.00

Class C:
Net asset value, offering and redemption price per share ($5,075,546 ÷ 5,082,236 shares of common stock issued and outstanding)	$1.00

Class D:
Net asset value, offering and redemption price per share ($6,126,410 ÷ 6,130,983 shares of common stock issued and outstanding)	$1.00

Class L:
Net asset value, offering and redemption price per share ($7,537,227 ÷ 7,547,178 shares of common stock issued and outstanding)	$1.00

Class M:
Net asset value, offering and redemption price per share ($13,844,216 ÷ 13,863,955 shares of common stock issued and outstanding)	$1.00

Class X:
Net asset value, offering and redemption price per share ($7,161,123 ÷ 7,165,227 shares of common stock issued and outstanding)	$1.00

See Notes to Financial Statements.

Dryden Money Market Fund	11

Statement of Operations

Year Ended October 31, 2008

Net Investment Income
Investment income
Interest income	$1,968,579
Affiliated dividend income	37,328

Total income	2,005,907

Expenses
Advisory fee	283,021
Distribution fee—Class A	11,676
Distribution fee—Class C	59,023
Distribution fee—Class D	33,966
Distribution fee—Class L	41,755
Distribution fee—Class M	187,343
Distribution fee—Class X	74,823
Transfer agent’s fee and expenses (including affiliated expense of $49,000)	150,000
Custodian’s fees and expenses	45,000
Legal fees and expenses	34,000
Reports to shareholders	34,000
Registration fees	30,000
Audit fees	19,000
Directors’ fees	9,000
Insurance fees	3,000
Miscellaneous	1,794

Total expenses	1,017,401
Less: Advisory fee waivers and expense reimbursements	(73,684)

Net expenses	943,717

Net investment income	1,062,190

Realized Gain On Investments
Net realized gain on investment transactions	3,596

Net Increase In Net Assets Resulting From Operations	$1,065,786

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,062,190	$2,634,479
Net realized gain on investments	3,596	789

Net increase in net assets resulting from operations	1,065,786	2,635,268

Dividends (Note 2)
Dividends from net investment income
Class A	(205,883)	(194,551)
Class C	(96,256)	(262,725)
Class D	(140,452)	(334,886)
Class L	(172,095)	(413,585)
Class M	(327,138)	(1,138,731)
Class X	(120,366)	(290,925)

Total dividends	(1,062,190)	(2,635,403)

Fund share transactions (Note 4)
Net proceeds from shares sold	23,812,243	31,173,328
Net asset value of shares issued in reinvestment of dividends and distributions	1,015,608	2,312,802
Cost of shares reacquired	(34,308,074)	(56,149,343)

Decrease in net assets from fund share transactions	(9,480,223)	(22,663,213)

Total decrease in net assets	(9,476,627)	(22,663,348)

Net Assets
Beginning of year	60,899,065	83,562,413

End of year	$51,422,438	$60,899,065

See Notes to Financial Statements.

Dryden Money Market Fund	13

Notes to Financial Statements

1. Organization

Strategic Partners Mutual Funds, Inc., formerly known as American Skandia Advisor Funds, Inc., (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Company was organized on March 5, 1997, as a Maryland Corporation. The Company operates as a series company and effective April 12, 2004, the name of the Company was changed to Strategic Partners Mutual Funds, Inc. At October 31, 2008, the Company consisted of three diversified investment portfolios (each a “Fund” and collectively the “Funds”). The information presented in these financial statements pertains to Dryden Money Market Fund (“Fund”). The investment objective of the Fund is to maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the fair value shall be determined by or under the direction of the Board of Directors. When determining the fair valuation of securities some of the factors influencing the valuation include the nature of any restrictions on disposition of securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates.

Repurchase Agreements A repurchase agreement is a commitment to purchase securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the securities will be at least equal to their repurchase price.

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Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

Loan Participation The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and borrower (“Intermediate participants”). The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Securities Transactions and Net Investment Income Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders Dividends from net investment income are declared daily and paid monthly. Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America.

Net realized gains from investment transactions, if any are distributed at least annually. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes For federal income tax purposes, each Fund in the Company is treated as a separate tax paying entity. It is the Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required.

Dryden Money Market Fund	15

Notes to Financial Statements

continued

Estimates The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements and Other Transactions with Affiliates

The Funds have entered into an investment management agreement with Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (co-managers) (“Investment Manager”) which provide that the Investment Manager will furnish the Fund with investment advice and investment management and administrative services.

Advisory Fees and Expense Limitations The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of the average net assets. The Investment Manager pays the Sub-advisor a fee as compensation for advisory services provided to the Funds. The Investment Manager has voluntarily agreed to waive expenses in accordance with limitation expense policies as noted in the table below. The Investment Manager will reimburse each Fund for its respective operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the advisory fee, which in the aggregate exceed specified percentages of the Fund’s average net assets while retaining their ability to be reimbursed for such fee waivers prior to the end of the fiscal year. The advisory fees and expense limitations are summarized as follows:

Advisory Expense	Effective Advisory Fees Net of Waiver	Fees Limitations
0.50%	0.40%	1.00%

The Investment Manager has contractually agreed to waive 0.10% of its advisory fee. Such voluntary fee waivers or reductions have been calculated prior to any fee reimbursements with respect to the expense limitations, and may be rescinded at any time and without notice to investors. All reimbursements by the Investment Manager are reflected in the Statements of Operations.

Management of the Company Certain officers and directors of the Funds are officers or directors of the Investment Manager. The Funds pay no compensation directly to their officers or interested directors.

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Distributor Prudential Investment Management Services LLC (“PIMS”) and American Skandia Marketing, Incorporated (“ASMI”), both affiliates of Prudential Investments LLC and an indirect, wholly-owned subsidiary of Prudential serves as the distributor for the Funds. The Company has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for Class A, C, D, L, M, and X shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940.

Under the Plans, the Fund compensates PIMS and ASMI a distribution and service fee at an annual rate of 0.125%, 1.00%, 0.50%, 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A, C, D, L, M and X shares, respectively.

During the 12 months ended October 31, 2008, the Distributor has voluntarily agreed to waive expense such that any one-day current yield for any share class would not be below ..50%. Such voluntary fee waivers or reductions may be rescinded at any time and without notice to investors. All reimbursements by the Distributor are reflected in the Statements of Operations.

During the year ended October 31, 2008, PIMS has advised the Fund gross contingent deferred sales charges (“CDSC”) were approximately as follows:

Class C CDSC	Class M CDSC	Class X CDSC
$200	$65.600	$20,700

Transfer Agent Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of Prudential Investments LLC and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent fees and expenses are shown in the Statements of Operations.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliated of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations. For the year ended October 31, 2008, the Fund incurred $10,000 in total networking fees, of which $600 was paid to First Clearing.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Dryden Money Market Fund	17

Notes to Financial Statements

continued

4. Shares of Capital Stock

The Fund offers Class A, Class C, Class D, Class L, Class M, and Class X shares. Class M shares will automatically convert to Class A approximately eight years after purchase. Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L shares and Class M shares are only exchangeable with Class L shares and Class M shares, respectively, offered by the other Strategic Partners Funds. Class X shares are closed to new purchases. The authorized capital stock of the Funds is 2 billion shares, with a par value of $.001 per share.

Transactions in shares of capital stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2008:
Shares sold	32,980	$32,982
Shares issued in reinvestment of dividends and distributions	196,411	196,411
Shares reacquired	(4,295,157)	(4,295,157)

Net increase (decrease) in shares outstanding before conversion	(4,065,766)	(4,065,764)
Shares issued upon conversion from Class M and Class X	9,680,524	9,680,524

Net increase (decrease) in shares outstanding	5,614,758	$5,614,760

Year ended October 31, 2007:
Shares sold	2,300	$2,301
Shares issued in reinvestment of dividends and distributions	186,903	186,903
Shares reacquired	(1,873,023)	(1,873,023)

Net increase (decrease) in shares outstanding before conversion	(1,683,820)	(1,683,819)
Shares issued upon conversion from Class M and Class X	4,915,019	4,915,019

Net increase (decrease) in shares outstanding	3,231,199	$3,231,200

Class C
Year ended October 31, 2008:
Shares sold	167,130	$167,130
Shares issued in reinvestment of dividends and distributions	95,175	95,175
Shares reacquired	(1,779,329)	(1,779,329)

Net increase (decrease) in shares outstanding	(1,517,024)	$(1,517,024)

Year ended October 31, 2007:
Shares sold	548,110	$548,110
Shares issued in reinvestment of dividends and distributions	214,778	214,778
Shares reacquired	(2,744,691)	(2,744,691)

Net increase (decrease) in shares outstanding	(1,981,803)	$(1,981,803)

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Class D	Shares	Amount
Year ended October 31, 2008:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	139,275	139,274
Shares reacquired	(1,290,083)	(1,290,083)

Net increase (decrease) in shares outstanding	(1,150,808)	$(1,150,809)

Year ended October 31, 2007:
Shares sold	47,095	$47,095
Shares issued in reinvestment of dividends and distributions	276,605	276,605
Shares reacquired	(2,807,417)	(2,807,417)

Net increase (decrease) in shares outstanding	(2,483,717)	$(2,483,717)

Class L
Year ended October 31, 2008:
Shares sold	5,139,137	$5,139,136
Shares issued in reinvestment of dividends and distributions	168,234	168,234
Shares reacquired	(6,290,168)	(6,290,168)

Net increase (decrease) in shares outstanding	(982,797)	$(982,798)

Year ended October 31, 2007:
Shares sold	4,379,721	$4,379,721
Shares issued in reinvestment of dividends and distributions	381,732	381,732
Shares reacquired	(9,074,423)	(9,074,423)

Net increase (decrease) in shares outstanding	(4,312,970)	$(4,312,970)

Class M
Year ended October 31, 2008:
Shares sold	11,356,438	$11,356,438
Shares issued in reinvestment of dividends and distributions	301,446	301,441
Shares reacquired	(13,868,943)	(13,868,943)

Net increase (decrease) in shares outstanding before conversion	(2,211,059)	(2,211,064)
Shares reacquired upon conversion into Class A	(9,143,691)	(9,143,691)

Net increase (decrease) in shares outstanding	(11,354,750)	$(11,354,755)

Year ended October 31, 2007:
Shares sold	17,642,301	$17,642,301
Shares issued in reinvestment of dividends and distributions	994,513	994,513
Shares reacquired	(29,141,589)	(29,140,030)

Net increase (decrease) in shares outstanding before conversion	(10,504,775)	(10,503,216)
Shares reacquired upon conversion into Class A	(4,895,166)	(4,896,725)

Net increase (decrease) in shares outstanding	(15,399,941)	$(15,399,941)

Dryden Money Market Fund	19

Notes to Financial Statements

continued

Class X	Shares	Amount
Year ended October 31, 2008:
Shares sold	7,116,557	$7,116,557
Shares issued in reinvestment of dividends and distributions	115,073	115,073
Shares reacquired	(6,784,394)	(6,784,394)

Net increase (decrease) in shares outstanding before conversion	447,236	447,236
Shares reacquired upon conversion into Class A	(536,833)	(536,833)

Net increase (decrease) in shares outstanding	(89,597)	$(89,597)

Year ended October 31, 2007:
Shares sold	8,553,800	$8,553,800
Shares issued in reinvestment of dividends and distributions	258,271	258,271
Shares reacquired	(10,510,002)	(10,509,759)

Net increase (decrease) in shares outstanding before conversion	(1,697,931)	(1,697,688)
Shares reacquired upon conversion into Class A	(18,051)	(18,294)

Net increase (decrease) in shares outstanding	(1,715,982)	$(1,715,982)

5. Taxation

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present overdistribution of net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par and overdistribution of net investment income. For the tax year ended October 31, 2008, the adjustments were to decrease overdistribution of net investment income and paid-in capital in excess of par by $7,282 due to book to a tax return of capital. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended October 31, 2008 and October 31, 2007, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,054,908 and $2,636,403 from ordinary income, respectively, and $7,282 and $0 from a tax return of capital, respectively.

As of October 31, 2008, the Fund had no accumulated undistributed earnings on a tax basis.

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At October 31, 2008, the Fund had a capital loss carryforward for tax purposes of approximately $13,200 of which $11,100 expires in 2013 and $2,100 expires in 2014. For the fiscal year ended October 31, 2008, approximately $3,600 of its capital loss carryforward was used to offset net realized capital gains. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4 (“FSP 133-1”), Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement

Dryden Money Market Fund	21

Notes to Financial Statements

continued

No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/ performance risk of a guarantee. FSP 133-1 and FIN 45-4 is effective for reporting periods (annual or interim) ending after November 15, 2008. Management of the Fund is currently assessing the impact of adopting FSP No. FAS 133-1 and FIN 45-4.

7. Other

As noted in the Portfolio of Investments, the Fund held securities issued by Federal Housing Finance Agency. On September 7, 2008, the Federal Housing Finance Agency has placed Fannie Mae and Freddie Mac into conservatorship.

On October 6, 2008, the Board of Trustees approved the participation of the Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008. On December 3, 2008, the Board of Trustees approved the Fund’s participation in the Program through April 30, 2009.

The Fund is responsible for payment of fees required to participate in the Program. Such fees are not subject to any waivers or expense limitation, if any, in effect for the Fund. The participation fee for the initial three-month term of the Program is 0.01% of the net asset value of the Fund as of September 19, 2008.

As a requirement of participation in the Program, the Fund has agreed to liquidate if its net asset value per share declines to below $0.995 (a “Guarantee Event”) if such Guarantee Event is not cured. The Program’s guarantee only applies to the lesser of the number of shares owned as of the close of business on September 19, 2008 and the number of shares owned when a Guarantee Event occurs.

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8. Subsequent Events

On July 21, 2008, the Board of Directors has approved the merger of Strategic Partners Mutual Funds: Dryden Money Market Fund into MoneyMart Assets, Inc. On November 25, 2008, shareholders approved the Plan of Reorganization ( the “Plan”) which provided for the transfer of all the assets of the Class A, C, D, L, M and X shares of Dryden Money Market Fund for like shares of MoneyMart Assets. The reorganization is scheduled on December 19, 2008.

Dryden Money Market Fund	23

Financial Highlights

Class A
Year Ended October 31, 2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$1.00

Income from investment operations:
Net investment income	0.024
Net realized and unrealized gain (loss) on investments	—

Total from investment operations	0.024

Less Dividends and Distributions:
Dividends from net investment income	(0.024)
Distributions from net realized gains	—

Total dividends and distributions	(0.024)

Net asset value, end of period	$1.00

Total Return(a)	2.42%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11.7
Ratios to average net assets(e):
Expenses after advisory fee waiver and expense reimbursement	1.10%
Expenses before advisory fee waiver and expense reimbursement	1.20%
Net investment income	2.22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized. Total returns may relect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Commencement of operations.
(d)	Calculations are based on average daily number of shares outstanding.
(e)	Does not include expense of the underlying portfolio in which the Fund invests.
*	Amount is less than $0.0005.

See Notes to Financial Statements.

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Class A
Year Ended October 31,		August 12, 2005(c) through October 31, 2005
2007(d)	2006(d)

$1.00	$1.00	$1.00

0.044	0.037	0.005
— *	—	—	*

0.044	0.037	0.005

(0.044)	(0.037)	(0.005)
—	—	—

(0.044)	(0.037)	(0.005)

$1.00	$1.00	$1.00

4.47%	3.73%	0.53%

$6.1	$2.8	$0.3

1.05%	1.13%	1.25	%(b)
1.15%	1.42%	1.44	%(b)
4.39%	4.10%	0.59	%(b)

See Notes to Financial Statements.

Dryden Money Market Fund	25

Financial Highlights

continued

Class C
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$1.00

Income from investment operations:
Net investment income	0.016
Net realized and unrealized gain (loss) on investments	—

Total from investment operations	0.016

Less Dividends and Distributions:
Dividends from net investment income	(0.016)
Distributions from net realized gains	—

Total dividends and distributions	(0.016)

Net asset value, end of year	$1.00

Total Return(a)	1.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5.1
Ratios to average net assets(c):
Expenses after advisory fee waiver and expense reimbursement	1.92%
Expenses before advisory fee waiver and expense reimbursement	2.08%
Net investment income	1.63%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may relect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Does not include expense of the underlying portfolio in which the Fund invests.
*	Amount is less than $0.0005.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2007(b)	2006(b)	2005	2004

$1.00	$1.00	$1.00	$1.00

0.035	0.029	0.009	—	*
— *	—	— *	—	*

0.035	0.029	0.009	—	*

(0.035)	(0.029)	(0.009)	—	*
—	—	— *	—

(0.035)	(0.029)	(0.009)	—	*

$1.00	$1.00	$1.00	$1.00

3.56%	2.90%	0.92%	0.00%

$6.6	$8.6	$12.3	$22.1

1.93%	2.00%	2.00%	1.23%
2.03%	2.29%	2.26%	1.90%
3.50%	2.81%	0.84%	0.01%

See Notes to Financial Statements.

Dryden Money Market Fund	27

Financial Highlights

continued

Class D

Year Ended October 31, 2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$1.00

Income from investment operations:
Net investment income	0.020
Net realized and unrealized gain (loss) on investments	—

Total from investment operations	0.020

Less Dividends and Distributions:
Dividends from net investment income	(0.020)
Distributions from net realized gains	—

Total dividends and distributions	(0.020)

Net asset value, end of period	$1.00

Total Return(a)	2.04%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6.1
Ratios to average net assets(e):
Expenses after advisory fee waiver and expense reimbursement	1.47%
Expenses before advisory fee waiver and expense reimbursement	1.58%
Net investment income	2.07%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized. Total returns may relect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Commencement of operations.
(d)	Calculations are based on the average daily number of shares outstanding.
(e)	Does not include expense of the underlying portfolio in which the Fund invests.
*	Amount is less than $0.0005.

See Notes to Financial Statements.

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Class D
Year Ended October 31,			April 12, 2004(c) through October 31, 2004
2007(d)	2006(d)	2005

$1.00	$1.00	$1.00	$1.00

0.040	0.034	0.014	—	*
— *	—	— *	—	*

0.040	0.034	0.014	—	*

(0.040)	(0.034)	(0.014)	—	*
—	—	— *	—

(0.040)	(0.034)	(0.014)	—	*

$1.00	$1.00	$1.00	$1.00

4.08%	3.41%	1.42%	0.29%

$7.3	$9.8	$13.0	$16.0

1.43%	1.50%	1.50%	0.83	%(b)
1.53%	1.79%	1.77%	1.38	%(b)
3.99%	3.32%	1.39%	0.51	%(b)

See Notes to Financial Statements.

Dryden Money Market Fund	29

Financial Highlights

continued

Class L(c)
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$1.00

Income from investment operations:
Net investment income	0.020
Net realized and unrealized gain (loss) on investments	—

Total from investment operations	0.020

Less Dividends and Distributions:
Dividends from net investment income	(0.020)
Distributions from net realized gains	—

Total dividends and distributions	(0.020)

Net Asset Value, end of year	$1.00

Total Return(a)	2.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7.5
Ratios to average net assets(d):
Expenses after advisory fee waiver and expense reimbursement	1.47%
Expenses before advisory fee waiver and expense reimbursement	1.58%
Net investment income	2.06%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may relect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.
(d)	Does not include expense of the underlying portfolio in which the Fund invests.
*	Amount is less than $0.0005.

See Notes to Financial Statements.

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Class L(c)
Year Ended October 31,
2007(b)	2006(b)	2005	2004

$1.00	$1.00	$1.00	$1.00

0.040	0.034	0.014	0.010
— *	—	— *	— *

0.040	0.034	0.014	0.010

(0.040)	(0.034)	(0.014)	(0.010)
—	—	— *	—

(0.040)	(0.034)	(0.014)	(0.010)

$1.00	$1.00	$1.00	$1.00

4.08%	3.41%	1.42%	0.50%

$8.5	$12.8	$21.2	$44.8

1.43%	1.50%	1.50%	0.72%
1.53%	1.79%	1.77%	1.40%
4.00%	3.30%	1.25%	0.50%

See Notes to Financial Statements.

Dryden Money Market Fund	31

Financial Highlights

continued

Class M(c)
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$1.00

Income from investment operations:
Net investment income	0.016
Net realized and unrealized gain (loss) on investments	—

Total from investment operations	0.016

Less Dividends and Distributions:
Dividends from net investment income	(0.016)
Distributions from net realized gains	—

Total dividends and distributions	(0.016)

Net asset value, end of year	$1.00

Total Return(a)	1.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$13.8
Ratios to average net assets(d):
Expenses after advisory fee waiver and expense reimbursement	1.93%
Expenses before advisory fee waiver and expense reimbursement	2.08%
Net investment income	1.74%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may relect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.
(d)	Does not include expense of the underlying portfolio in which the Fund invests.
*	Amount is less than $0.0005.

See Notes to Financial Statements.

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Class M(c)
Year Ended October 31,
2007(b)	2006(b)	2005	2004

$1.00	$1.00	$1.00	$1.00

0.035	0.029	0.009	—	*
— *	—	— *	—	*

0.035	0.029	0.009	—	*

(0.035)	(0.029)	(0.009)	—	*
—	—	— *	—

(0.035)	(0.029)	(0.009)	—	*

$1.00	$1.00	$1.00	$1.00

3.57%	2.90%	0.92%	0.00%

$25.2	$40.6	$60.9	$79.9

1.93%	2.00%	2.00%	1.25%
2.03%	2.29%	2.27%	1.91%
3.51%	2.84%	0.85%	0.01%

See Notes to Financial Statements.

Dryden Money Market Fund	33

Financial Highlights

continued

Class X
Year Ended October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$1.00

Income from investment operations:
Net investment income	0.016
Net realized and unrealized gain (loss) on investments	—

Total from investment operations	0.016

Less Dividends and Distributions:
Dividends from net investment income	(0.016)
Distributions from net realized gains	—

Total dividends and distributions	(0.016)

Net asset value, end of year	$1.00

Total Return(a)	1.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7.2
Ratios to average net assets(d):
Expenses after advisory fee waiver and expense reimbursement	1.92%
Expenses before advisory fee waiver and expense reimbursement	2.08%
Net investment income	1.61%

(a)	Total return does not consider the effects of sales load. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total Return for Class X shares does not reflect the payment of bonus shares.
(d)	Does not include expense of the underlying portfolio in which the Fund invests.
*	Amount is less than $0.0005.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class X
Year Ended October 31,
2007(b)	2006(b)	2005	2004

$1.00	$1.00	$1.00	$1.00

0.035	0.029	0.009	—	*
— *	—	— *	—	*

0.035	0.029	0.009	—	*

(0.035)	(0.029)	(0.009)	—	*
—	—	— *	—

(0.035)	(0.029)	(0.009)	—	*

$1.00	$1.00	$1.00	$1.00

3.56%	2.90%	0.92%	0.00	%(c)

$7.3	$9.0	$13.8	$16.8

1.93%	2.00%	2.00%	1.25%
2.03%	2.29%	2.27%	1.91%
3.51%	2.83%	0.88%	0.01%

See Notes to Financial Statements.

Dryden Money Market Fund	35

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Money Market Fund:

We have audited the accompanying statement of assets and liabilities of Dryden Money Market Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2008

36	Visit our website at www.jennisondryden.com

Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (October 31, 2008) as to the federal status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you in the fiscal year ended October 31, 2008, dividends were $0.024 per share for Class A, $0.016 per share for Class C, $0.020 per share for Class D, $0.020 per share for Class L, $0.016 per share for Class M and $0.016 per share for Class X, respectively, which are taxable as ordinary income.

The Fund designates 76.62% of the ordinary income dividends paid qualify as interest related dividends under the American Jobs Creation Act of 2004.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities, therefore, 6.08% of the fund’s interest from U.S. Government Obligations qualifies for this treatment.

Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude 2008 interest income from state and local taxes.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

In January 2009, you will be advised on IRS Form 1099DIV or substitute 1099DIV as to the federal tax status of the dividends received by you in calendar year 2008.

Dryden Money Market Fund	37

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 62	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008)

Linda W. Bynoe (56) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker- dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director of Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 62	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 62	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 62	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 62	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 62	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 62	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Members

Judy A. Rice (60) Board Member & President Portfolios Overseen: 62	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Dryden Money Market Fund

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 146	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]

The year in which each individual joined the Fund’s Board is as follows: Linda W. Bynoe, 2005; David E.A. Carson, 1993; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003, Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member and President since 2003; Robert F. Gunia, Board Member since 2003 and Vice President since 1999.

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Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).

Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Dryden Money Market Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2003; Jonathan D. Shain, 2003; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of Strategic Partners Mutual Funds, Inc. oversees the management of the Dryden Money Market Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“ASI,” and together with PI, referred to jointly herein as the “Advisers”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, and five-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of the Advisers and their affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by the Advisers throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and the Advisers, which serve as the Fund’s investment co-managers pursuant to a management agreement, and between the Advisers and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Dryden Money Market Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by the Advisers and PIM. The Board considered the services provided by the Advisers, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to the Advisers’ oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to the Advisers’ senior management on the performance and operations of the subadviser. The Board also considered that the Advisers pay the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered the Advisers’ evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of the Advisers’ senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of the PIM portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to the Advisers’ and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to the Advisers and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of the Advisers and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by the Advisers and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by the Advisers and PIM under the management and subadvisory agreements.

Performance of Dryden Money Market Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to

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its Peer Universe (the Lipper Money Market Funds Peer Universe) was in the first quartile over the one- and three-year periods, in the second quartile over the five-year period, and in the fourth quartile over the ten-year period. The Board also considered that the Fund outperformed or performed competitively vis-à-vis its benchmark average over the one-, three-, and five-year periods, though it underperformed its universe average over the ten-year period. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered the Fund’s actual management fees (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s third quartile, while total expenses ranked in the Expense Group’s fourth quartile. The Board considered the assertion of PI that the fourth quartile ranking for total expenses reflected the Fund’s relatively high transfer agency and custody fees, as well as the fact that the Fund’s relatively small asset size resulted in higher overall expenses as a percentage of Fund assets. The Board considered the recommendation of PI and ASI to continue the existing contractual cap on Fund expenses of 1.00% (exclusive of 12b-1 fees and certain other fees), and to continue the existing contractual management fee waiver of 0.10%. The Board concluded that the advisory fees and total expense are reasonable in light of the services provided.

Costs of Services and Profits Realized by the Advisers

The Board was provided with information on the profitability of the Advisers and their affiliates in serving as the Fund’s investment co-managers. The Board discussed with the Advisers the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of the Advisers, as its profitability was reflected in the profitability report for the Advisers. Taking these factors into account, the Board concluded that the profitability of the Advisers and their affiliates in relation to the services rendered was not unreasonable.

Dryden Money Market Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to the Advisers and PIM

The Board considered potential ancillary benefits that might be received by the Advisers and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by the Advisers included brokerage commissions received by affiliates of the Advisers, transfer agency fees received by the Fund’s transfer agent (which is affiliated with the Advisers), and benefits to the reputation as well as other intangible benefits resulting from the Advisers’ association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, brokerage commissions received by affiliates of PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by the Advisers and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER/CO-MANAGERS	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

	AST Investment Services, Inc.	One Corporate Drive Shelton, CT 06484

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTORS	Prudential Annuities Distributors, Inc.	One Corporate Drive Shelton, CT 06484

	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Money Market Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Money Market Fund
Share Class	A	C	D	L*	M**	X**
NASDAQ	N/A	ASCXX	N/A	AASXX	ABSXX	ASXXX
CUSIP	86277E104	86277E609	86277E302	86277E203	86277E500	86277E708

*Closed to most new purchases (with the exception of reinvested dividends and purchases by college savings plans) and available for limited exchanges only.

**Closed to most new purchases (with the exception of reinvested dividends) and available for limited exchanges only.

MF201E    IFS-A159558    Ed. 12/2008

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2008 and October 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $63,609 and $60,531, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $44,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Strategic Partners Mutual Funds, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date December 19, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 19, 2008

*	Print the name and title of each signing officer under his or her signature.